                                                                  Exhibit 4.1.4


                             RALPHS GROCERY COMPANY

                      THIRD AMENDMENT, CONSENT AND WAIVER
                              TO CREDIT AGREEMENT


                 This THIRD AMENDMENT, CONSENT AND WAIVER TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of March 8, 1996 and entered into by and among Food 4 Less Holdings, Inc., a Delaware corporation ("NEW HOLDINGS"), Ralphs Grocery Company, a Delaware corporation and legal successor to Food 4 Less Supermarkets, Inc. ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), the Co- Agents and Co-Arrangers listed on the signature pages hereof and Bankers Trust Company, as administrative agent for Lenders ("AGENT"), and, for purposes of Sections 2, 3 and 7 hereof, the Credit Support Parties (as defined in Section 7 hereof) listed on the signature pages hereof, and is made with reference to that certain Credit Agreement dated as of June 14, 1995, by and among New Holdings, Company, the Lenders, the Co-Agents and Co-Arrangers party thereto, and Agent, as amended by that certain First Amendment dated as of August 18, 1995 and that certain Second Amendment dated as of December 11, 1995 (as so amended, the "CREDIT AGREEMENT"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.


                                    RECITALS

                 WHEREAS, Company and Lenders desire to amend the Credit Agreement to (i) amend certain of the mandatory prepayment provisions contained therein, (ii) amend certain of the financial covenants and other negative covenants contained therein, and (iii) make certain other amendments, all as more specifically set forth herein;

                 WHEREAS, Company, Lenders and Credit Support Parties desire to amend that certain Pledge Agreement dated as of June 14, 1995, by and among Company, Falley's, Cala Co, F4LSC, Bay Area, Cala, Bell Markets, Alpha Beta, F4LGM, F4L Merchandising, F4L California and Crawford (all as defined therein) and Agent (the "PLEDGE AGREEMENT") to (i) make certain conforming changes to
Schedule I to the Pledge Agreement, as amended, attached thereto, and (ii) make certain other related amendments to the Pledge Agreement, all as more specifically set forth herein;

                 WHEREAS, Company, Lenders and Credit Support Parties desire to amend that certain Deposit Accounts Security Agreement dated as of June 14, 1995, by New Holdings, Company, Falley's, Cala Co, F4LSC, Bay Area, Cala, Bell Markets, Alpha Beta, F4LGM, F4L Merchandising, F4L California and Crawford (all as defined therein) and Agent (the "DEPOSIT ACCOUNT AGREEMENT") to make certain conforming changes to Schedule A to the Deposit Account Agreement attached thereto; and

                 WHEREAS, Company has requested Lenders to consent to the release by Agent of the Lien on Company's parcel of land at Adams and Vermont Streets in Los Angeles, to permit Company to transfer such parcel to a Subsidiary partnership to obtain construction financing on such parcel, and to secure such construction financing with a Lien on such parcel; and Lenders are willing, subject to the terms and conditions set forth herein, to consent to such release and to waive Company's compliance with certain related covenants set forth in subsections 6.11(ii) and 7.7(x) of the Credit Agreement:

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


                 SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

                 1.1      AMENDMENTS TO SECTION 1:  PROVISIONS RELATING TO
                          DEFINED TERMS

                 A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                          "`EARNED ADDITIONAL CAPITAL EXPENDITURES AMOUNT' means, for Fiscal Years 1997, 1998 and 1999, the amount, if any, by which actual Consolidated Adjusted EBITDA for the immediately preceding Fiscal Year exceeds the sum of the minimum required Consolidated Adjusted EBITDA for the four Fiscal Quarters of such immediately preceding Fiscal Year as set forth in subsection 7.6C, such amount in any event not to exceed $25,000,000 for Fiscal Year 1997, $30,000,000 for Fiscal Year 1998 and $30,000,000 for Fiscal Year
         1999.

                          `SELECTED ASSETS' means all or the majority of the Company's existing Northern California operations, all or the majority of its existing Midwestern operations, and any or all of its owned warehouse facilities, in each case as set forth in Schedule 1.1Dannexed hereto."

                 B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions "Senior Debt Indentures", "Senior Indebtedness", "Subordinated Debt Indentures" and "Subordinated Indebtedness" in their entirety and substituting the following therefor:

                 "`SENIOR DEBT INDENTURES' means any or all of the Old F4L Senior Note Indenture, the New F4L Senior Note Indenture, the Holdings Discount Note Indenture, the Holdings Discount Debenture Indenture, and any indenture pursuant to which any senior Indebtedness permitted under subsection 7.1(xiii) is issued.

                 `SENIOR INDEBTEDNESS' means any or all of the Old F4L Senior Notes, the New F4L Senior Notes, the Holdings Discount Notes, the Holdings Discount Debentures, and any senior Indebtedness permitted under subsection 7.1(xiii).





                                                                 THIRD AMENDMENT
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                 `SUBORDINATED DEBT INDENTURES' means, collectively, the Old
         F4L Senior Subordinated Note Indenture, the New F4L Senior
         Subordinated Note Indenture, the Old RGC 9% Subordinated Note Indenture, the Old RGC 10-1/4% Subordinated Note Indenture, the New
         RGC Senior Subordinated Note Indenture, the Seller Debenture
         Indenture, and any indenture pursuant to which any subordinated Indebtedness permitted under subsection 7.1(xiii) is issued.

                 `SUBORDINATED INDEBTEDNESS' means (i) the Old F4L Senior Subordinated Notes, the New F4L Senior Subordinated Notes, the New RGC Senior Subordinated Notes, the Seller Debentures, the Old RGC 9% Subordinated Notes and the Old RGC 10-1/4% Subordinated Notes and (ii) any other Indebtedness of Holdings or Company subordinated in right of payment to the Obligations pursuant to documentation containing maturities, amortization schedules, covenants, defaults, remedies, subordination provisions and other material terms in form and substance satisfactory to Agent and Requisite Lenders, including without limitation any subordinated Indebtedness permitted under subsection 7.1(xiii)."

                 C. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the reference to "proceeds" in subclause (b) of clause (ii) of the definition "CONSOLIDATED CAPITAL EXPENDITURES" and substituting "principal amount" therefor.


                 1.2 AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

                 A. REVOLVING LOANS. Clause (b) of the second paragraph of subsection 2.1A(v) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                          "(b)    (i) for 30 consecutive days during the period
         between the first day of the fourth Fiscal Quarter in Fiscal Year 1996 through and including the last day of the first Fiscal Quarter in Fiscal Year 1997, the sum of (1) the aggregate outstanding principal amount of all Revolving Loans plus (2) the aggregate outstanding principal amount of all Swing Line Loans shall not exceed $150,000,000; (ii) for 30 consecutive days during the period between the first day of the fourth Fiscal Quarter in Fiscal Year 1997 through and including the last day of the first Fiscal Quarter in Fiscal Year 1998, the sum of (1) the aggregate outstanding principal amount of all Revolving Loans plus (2) the aggregate outstanding principal amount of all Swing Line Loans shall not exceed $110,000,000; and (iii) thereafter for 30 consecutive days during the twelve-month period that immediately follows the Company's most recent compliance with this subparagraph (b), the sum of (1) the aggregate outstanding principal amount of all Revolving Loans plus (2) the aggregate outstanding principal amount of all Swing Line Loans shall not exceed $75,000,000."





                                                                 THIRD AMENDMENT
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                 B.       SWING LINE LOANS.  Clause (b) of the second paragraph
of subsection 2.1A(vi) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                          "(b)    (i) for 30 consecutive days during the period
         between the first day of the fourth Fiscal Quarter in Fiscal Year 1996 through and including the last day of the first Fiscal Quarter in Fiscal Year 1997, the sum of (1) the aggregate outstanding principal amount of all Revolving Loans plus (2) the aggregate outstanding principal amount of all Swing Line Loans shall not exceed $150,000,000; (ii) for 30 consecutive days during the period between the first day of the fourth Fiscal Quarter in Fiscal Year 1997 through and including the last day of the first Fiscal Quarter in Fiscal Year 1998, the sum of (1) the aggregate outstanding principal amount of all Revolving Loans plus (2) the aggregate outstanding principal amount of all Swing Line Loans shall not exceed $110,000,000; and (iii) thereafter for 30 consecutive days during the twelve-month period that immediately follows the Company's most recent compliance with this subparagraph (b), the sum of (1) the aggregate outstanding principal amount of all Revolving Loans plus (2) the aggregate outstanding principal amount of all Swing Line Loans shall not exceed $75,000,000."

                 C. MANDATORY PREPAYMENTS AND MANDATORY REDUCTIONS OF REVOLVING LOAN COMMITMENTS FROM ASSET SALES.

                          1. Subsection 2.4B(iii)(a) of the Credit Agreement is hereby amended by deleting from the first sentence thereof the text up to and including the first semicolon and substituting the following therefor:

                          "(1) No later than the third Business Day following the date of receipt by Company or any of its Subsidiaries of Cash Proceeds of any Asset Sale (other than a Required Disposition or a Planned Disposition or an Asset Sale of Selected Assets) in an aggregate cumulative amount equal to or exceeding $500,000 (and as to which no prepayment of the Loans shall have been made pursuant to this subsection 2.4B(iii)(a)), (2) no later than the third Business Day following the date of receipt by Company or any of its Subsidiaries of Cash Proceeds of Required Dispositions or Planned Dispositions or Selected Assets in an aggregate cumulative amount equal to or exceeding $5,000,000 (and as to which no prepayment of the Loans shall have been made pursuant to this subsection 2.4B(iii)(a)), and (3) with respect to any Cash Proceeds of Required Dispositions or Planned Dispositions or Selected Assets received by Company or any of its Subsidiaries that are not yet required to be prepaid pursuant to the immediately preceding clause (2) because the aggregate cumulative amount thereof does not yet exceed $5,000,000, on the earlier of (y) the 180th day following the date of the first Asset Sale for which Company begins to cumulate Cash Proceeds pursuant to the immediately preceding clause (2) and (z) the date of the occurrence of any Event of Default or Potential Event of Default, (A) in the case of the first $100,000,000 in Net Cash Proceeds from Asset





                                                                 THIRD AMENDMENT
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         Sales of Selected Assets made during Fiscal Year 1996 and the first two Fiscal Quarters of Fiscal Year 1997 (the "SELECTED ASSET PROCEEDS"), Company shall (i) prepay the Term Loans in an amount equal to 50% of such Selected Asset Proceeds and (ii) prepay the Swing Line Loans to the full extent thereof and thereafter the Revolving Loans in an amount equal to the remaining 50% of such Selected Asset Proceeds, but the Revolving Loan Commitments shall not be reduced by any such prepayment of the Swing Line Loans or Revolving Loans, and (B) in the case of Net Cash Proceeds from Asset Sales other than such Selected Asset Proceeds, Company shall prepay the Term Loans in an amount equal to such Net Cash Proceeds and to the extent such Net Cash Proceeds exceed the aggregate outstanding principal amount of Term Loans, Company shall prepay in an amount equal to such excess first the Swing Line Loans to the full extent thereof and second the Revolving Loans, and the Revolving Loan Commitments shall be permanently reduced in an amount equal to such excess;"

                          2. Subsection 2.4B(iii)(a) of the Credit Agreement is hereby further amended by adding "or Asset Sales of Selected Assets made in Fiscal Year 1996 and the first two Fiscal Quarters of Fiscal Year 1997" immediately after the reference to "Planned Dispositions" in the parenthetical in clauses (i) and (ii) of the first proviso contained therein.

                          3. Subsection 2.4B(iii)(a) of the Credit Agreement is hereby further amended by adding "(other than Asset Sales of Selected Assets made in Fiscal Year 1996 and the first two Fiscal Quarters of Fiscal Year 1997)" immediately after the second reference to "after the Closing Date" in clause (iii) of the first proviso contained therein.

                 D. PREPAYMENTS AND REDUCTIONS DUE TO ISSUANCE OF DEBT. Subsection 2.4B(iii)(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

                          "(b) Prepayments and Reductions Due to Issuance of Debt. No later than the first Business Day following the date of receipt by Holdings or any of its Subsidiaries of the cash proceeds (net of underwriting discounts, similar placement fees and commissions and other reasonable costs and expenses associated therewith) from the issuance of any debt Securities of Holdings or any such Subsidiary (the "NET DEBT PROCEEDS"), (1) in the case of the first $100,000,000 in aggregate Net Debt Proceeds from the issuance of debt Securities pursuant to subsection 7.1(xiii) during Fiscal Year 1996 and Fiscal Year 1997 (the "INITIAL NET DEBT PROCEEDS"), Company shall (i) prepay the Term Loans in an amount equal to 50% of such Initial Net Debt Proceeds and (ii) prepay the Swing Line Loans to the full extent thereof and thereafter the Revolving Loans in an amount equal to the remaining 50% of such Initial Net Debt Proceeds, but the Revolving Loan Commitments shall not be reduced by any such prepayment of Swing Line Loans or Revolving Loans, and (2) in the case of Net Debt Proceeds other than such Initial Net Debt Proceeds,





                                                                 THIRD AMENDMENT
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

         Company shall prepay the Term Loans in an amount equal to such Net Debt Proceeds and to the extent the amount of such Net Debt Proceeds exceeds the aggregate outstanding principal amount of the Term Loans, Company shall prepay in an amount equal to such excess first the Swing Line Loans to the full extent thereof and second the Revolving Loans, and the Revolving Loan Commitments shall be permanently reduced in an amount equal to such excess. Any such mandatory prepayments shall be applied as specified in subsection 2.4B(iv)."

                 E. MANDATORY PREPAYMENTS AND MANDATORY REDUCTIONS OF REVOLVING LOAN COMMITMENTS DUE TO ISSUANCE OF EQUITY SECURITIES. Subsection 2.4B(iii)(c) of the Credit Agreement is hereby amended by adding immediately after the reference to "provided, however, that" in the proviso contained in the first sentence thereof the following: ", commencing with Fiscal Year 1998 and for any Fiscal Year thereafter,".

                 F. MANDATORY PREPAYMENTS AND MANDATORY REDUCTIONS OF REVOLVING LOAN COMMITMENTS DUE TO EXCESS CASH FLOW. Subsection 2.4B(iii)(e) of the Credit Agreement is hereby amended (1) by deleting the reference to "75%" contained therein and substituting "(i) for Fiscal Year 1995 through Fiscal Year 1997, 100%, and (ii) commencing with Fiscal Year 1998 and thereafter, 75%" therefor, and (2) by adding immediately after the reference to "provided, however, that" in the proviso contained in the first sentence thereof the following: ", commencing with Fiscal Year 1998 and for any Fiscal Year thereafter,".

                 G. APPLICATION OF MANDATORY PREPAYMENTS OF TERM LOANS BY ORDER OF MATURITY. Subsection 2.4B(iv)(b) of the Credit Agreement is hereby amended by deleting clause (y) contained therein in its entirety and substituting the following therefor:

                          "(y) in the case of any mandatory prepayments to be applied to the Tranche A Term Loans from Selected Asset Proceeds pursuant to clause (A) of subsection 2.4B(iii)(a) or from Initial Net Debt Proceeds pursuant to clause (1) of subsection 2.4B(iii)(b), to reduce unpaid scheduled installments of principal of the Tranche A Term Loans set forth in subsection 2.4A(i) in forward order of maturity for up to the immediately succeeding twelve-month period, and in the case of all other mandatory prepayments, to reduce the unpaid scheduled installments of principal of the Term Loans set forth in subsections 2.4A(i), 2.4A(ii), 2.4A(iii) and 2.4A(iv) on a pro rata basis;"

                 H. APPLICATION OF PREPAYMENTS TO BASE RATE LOANS AND EURODOLLAR RATE LOANS. Subsection 2.4B(iv)(c) of the Credit Agreement is hereby amended by deleting the period at the end of the second sentence thereof and by substituting the following therefor: "; provided, however, in no event shall the aggregate amount of all such prepayments being held by Agent in any such account exceed $7,500,000."





                                                                 THIRD AMENDMENT
                                        6                         EXECUTION COPY

                 1.3      AMENDMENTS TO SECTION 7:  COMPANY'S NEGATIVE
                          COVENANTS

                 A. INDEBTEDNESS. Subsection 7.1 of the Credit Agreement is hereby amended by deleting the reference to "and" at the end of subsection 7.1(xii), renumbering subsection 7.1(xiii) as subsection 7.1(xiv), and by adding a new subsection 7.1(xiii) thereto as follows:

                          "(xiii) Holdings and Company may become during Fiscal Year 1996 and/or Fiscal Year 1997 and remain liable with respect to unsecured senior Indebtedness and/or unsecured senior subordinated Indebtedness in an aggregate principal amount which shall not exceed $250,000,000, the terms of which Indebtedness shall be in form and substance satisfactory to Agent and Requisite Lenders; provided, that Holdings shall contribute the proceeds from the issuance of such senior Indebtedness to Company in the form of an equity contribution; provided further, that in either case, the Company shall apply such proceeds in accordance with subsection 2.4B(iii)(b); and"

                 B. INVESTMENTS; JOINT VENTURES. Subsection 7.3(vii) of the Credit Agreement is hereby amended by deleting the reference to "$35,000,000" contained therein and substituting "(1) for Fiscal Years 1996 and 1997, $25,000,000 at any time outstanding, and (2) commencing with Fiscal Year 1998 and thereafter, $35,000,000" therefor.

                 C.       CONTINGENT OBLIGATIONS.

                          1. Subsection 7.4 of the Credit Agreement is hereby amended by deleting clause (vi) therefrom in its entirety and substituting the following therefor:

                          "(vi) Subsidiaries of Company may become and remain liable with respect to Contingent Obligations in respect of any Indebtedness of Company permitted by subsection 7.1(vi) or subsection 7.1(xiii) pursuant to guarantees entered into by any Subsidiary of Company; provided that any such guarantee entered into by any Subsidiary of Company after the Closing Date either shall be in the form of such guarantee as in effect on the Closing Date and delivered to Agent pursuant to subsection 4.1L, as such form may be amended from time to time to the extent permitted under subsection 7.15B, or shall be in form and substance satisfactory to Agent and Requisite Lenders;"

                          2. Subsection 7.4 of the Credit Agreement is hereby further amended by deleting the reference to "$35,000,000" in clause (ix) contained therein and substituting "(1) for Fiscal Years 1996 and 1997, $25,000,000 at any time outstanding, and (2) commencing with Fiscal Year 1998 and thereafter, $35,000,000" therefor.





                                                                 THIRD AMENDMENT
                                        7                         EXECUTION COPY

        D.       RESTRICTED JUNIOR PAYMENTS; OTHER RESTRICTED PAYMENTS.

                          1. Subsection 7.5A of the Credit Agreement is hereby amended by adding at the end of clause (v) contained therein the following: "and to the holders of Indebtedness permitted under subsection 7.1(xiii) to the extent required by the terms of, and subject to any subordination provisions contained in, the indenture pursuant to which such Indebtedness is issued,".

                          2. Subsection 7.5A of the Credit Agreement is hereby further amended by deleting the reference to "and the Seller Debentures" in clause (vi) contained therein and substituting ", the Seller Debentures and any Indebtedness permitted under subsection 7.1(xiii)" therefor.

                          3. Subsection 7.5A of the Credit Agreement is hereby further amended (1) by deleting the reference to "and" immediately preceding clause (xiv) contained therein and substituting "," therefor, and (2) by adding a new subsection 7.1(xv) at the end of the first sentence contained therein as follows:

                          "and (xv) Company may make payments of regularly scheduled interest in respect of subordinated Indebtedness permitted pursuant to subsection 7.1(xiii), in each case in accordance with the terms of, and to the extent required by, and subject to the subordination provisions contained in, the applicable Subordinated Debt Indenture,"

                          4. Subsection 7.5B of the Credit Agreement is hereby amended by adding at the end of clause (v) contained therein the following: "and to the holders of senior Indebtedness permitted under subsection 7.1(xiii) in accordance with the terms of and to the extent required by the terms of the indenture pursuant to which such Indebtedness is issued."





                                                                 THIRD AMENDMENT
                                       8                          EXECUTION COPY

                 E. MINIMUM FIXED CHARGE COVERAGE RATIO. Subsection 7.6A of the Credit Agreement is hereby amended (1) by deleting the reference to "1.24:1.00" in clause (b) contained therein and substituting "1.15:1.00" therefor, (2) by deleting the reference to "1.30:1.00" in clause (c) contained therein and substituting "1.05:1.00" therefor, and (3) by deleting the table contained therein in its entirety and substituting the following therefor:

                                                        MINIMUM FIXED
                     "PERIOD                       CHARGE COVERAGE RATIO
                 ---------------                   ---------------------
         2nd Fiscal Quarter, 1996                           1.07:1.00
         3rd Fiscal Quarter, 1996                           1.12:1.00
         4th Fiscal Quarter, 1996                           1.18:1.00
         1st Fiscal Quarter, 1997                           1.18:1.00
         2nd Fiscal Quarter, 1997                           1.19:1.00
         3rd Fiscal Quarter, 1997                           1.20:1.00
         4th Fiscal Quarter, 1997                           1.23:1.00
         1st Fiscal Quarter, 1998                           1.26:1.00
         2nd Fiscal Quarter, 1998                           1.29:1.00
         3rd Fiscal Quarter, 1998                           1.33:1.00
         4th Fiscal Quarter, 1998                           1.36:1.00
         1st Fiscal Quarter, 1999                           1.41:1.00
         2nd Fiscal Quarter, 1999                           1.42:1.00
         3rd Fiscal Quarter, 1999                           1.46:1.00
         4th Fiscal Quarter, 1999                           1.50:1.00
         1st Fiscal Quarter, 2000                           1.49:1.00
         2nd Fiscal Quarter, 2000                           1.48:1.00
         3rd Fiscal Quarter, 2000                           1.48:1.00
         4th Fiscal Quarter, 2000                           1.48:1.00
         1st Fiscal Quarter, 2001                           1.48:1.00
         2nd Fiscal Quarter, 2001                           1.47:1.00
         3rd Fiscal Quarter, 2001                           1.46:1.00
         4th Fiscal Quarter, 2001                           1.45:1.00
         1st Fiscal Quarter, 2002                           1.46:1.00
         2nd Fiscal Quarter, 2002                           1.47:1.00
         3rd Fiscal Quarter, 2002                           1.48:1.00
         4th Fiscal Quarter, 2002
             and each Fiscal Quarter
             thereafter                                     1.50:1.00"





                                                                 THIRD AMENDMENT
                                       9                          EXECUTION COPY

                 F. MAXIMUM LEVERAGE RATIO. Subsection 7.6B of the Credit Agreement is hereby amended (1) by deleting the reference to "6.40:1.00" in clause (y) contained therein and substituting "7.10:1.00" therefor, (2) by deleting the reference to "6.00:1.00" in clause (z) contained therein and substituting "7.80:1.00" therefor, and (3) by deleting the table contained therein in its entirety and substituting the following therefor:

                     "PERIOD                         MAXIMUM LEVERAGE RATIO
                 ---------------                     ----------------------
         2nd Fiscal Quarter, 1996                           7.70:1.00
         3rd Fiscal Quarter, 1996                           7.10:1.00
         4th Fiscal Quarter, 1996                           6.40:1.00
         1st Fiscal Quarter, 1997                           6.30:1.00
         2nd Fiscal Quarter, 1997                           6.20:1.00
         3rd Fiscal Quarter, 1997                           5.90:1.00
         4th Fiscal Quarter, 1997                           5.70:1.00
         1st Fiscal Quarter, 1998                           5.40:1.00
         2nd Fiscal Quarter, 1998                           5.30:1.00
         3rd Fiscal Quarter, 1998                           5.00:1.00
         4th Fiscal Quarter, 1998                           4.80:1.00
         1st Fiscal Quarter, 1999                           4.50:1.00
         2nd Fiscal Quarter, 1999                           4.40:1.00
         3rd Fiscal Quarter, 1999                           4.10:1.00
         4th Fiscal Quarter, 1999                           3.90:1.00
         1st Fiscal Quarter, 2000                           3.90:1.00
         2nd Fiscal Quarter, 2000                           3.80:1.00
         3rd Fiscal Quarter, 2000                           3.70:1.00
         4th Fiscal Quarter, 2000                           3.50:1.00
         1st Fiscal Quarter, 2001
             and each Fiscal
             Quarter thereafter                             3.20:1.00"





                                                                 THIRD AMENDMENT
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                 G.       MINIMUM CONSOLIDATED ADJUSTED EBITDA.  Subsection
7.6C of the Credit Agreement is hereby amended (1) by deleting the reference to "$168,000,000" in clause (b) contained therein and substituting "$158,000,000" therefor, (2) by deleting the reference to "$254,000,000" in clause (c) contained therein and substituting "$205,000,000" therefor, and (3) by deleting the table contained therein in its entirety and substituting the following therefor:

                                                                    MINIMUM CONSOLIDATED
                     "PERIOD                                          ADJUSTED EBITDA
                 ---------------                                    -------------------
         2nd Fiscal Quarter, 1996                                       $275,000,000
         3rd Fiscal Quarter, 1996                                       $295,000,000
         4th Fiscal Quarter, 1996                                       $330,000,000
         1st Fiscal Quarter, 1997                                       $335,000,000
         2nd Fiscal Quarter, 1997                                       $340,000,000
         3rd Fiscal Quarter, 1997                                       $350,000,000
         4th Fiscal Quarter, 1997                                       $360,000,000
         1st Fiscal Quarter, 1998                                       $373,000,000
         2nd Fiscal Quarter, 1998                                       $385,000,000
         3rd Fiscal Quarter, 1998                                       $398,000,000
         4th Fiscal Quarter, 1998                                       $410,000,000
         1st Fiscal Quarter, 1999                                       $423,000,000
         2nd Fiscal Quarter, 1999                                       $435,000,000
         3rd Fiscal Quarter, 1999                                       $448,000,000
         4th Fiscal Quarter, 1999                                       $465,000,000
         1st Fiscal Quarter, 2000                                       $470,000,000
         2nd Fiscal Quarter, 2000                                       $479,000,000
         3rd Fiscal Quarter, 2000                                       $488,000,000
         4th Fiscal Quarter, 2000                                       $500,000,000
         1st Fiscal Quarter, 2001                                       $505,000,000
         2nd Fiscal Quarter, 2001                                       $510,000,000
         3rd Fiscal Quarter, 2001                                       $515,000,000
         4th Fiscal Quarter, 2001                                       $520,000,000
         1st Fiscal Quarter, 2002                                       $525,000,000
         2nd Fiscal Quarter, 2002                                       $530,000,000
         3rd Fiscal Quarter, 2002                                       $535,000,000
         4th Fiscal Quarter, 2002                                       $540,000,000
         1st Fiscal Quarter, 2003                                       $545,000,000
         2nd Fiscal Quarter, 2003                                       $550,000,000
         3rd Fiscal Quarter, 2003                                       $555,000,000
         4th Fiscal Quarter, 2003                                       $560,000,000
         1st Fiscal Quarter, 2004                                       $565,000,000
         2nd Fiscal Quarter, 2004                                       $570,000,000
         3rd Fiscal Quarter, 2004                                       $575,000,000
         4th Fiscal Quarter, 2004                                       $580,000,000
         1st Fiscal Quarter, 2005
           and each Fiscal Quarter
           thereafter                                                   $580,000,000"





                                                                 THIRD AMENDMENT
                                       11                         EXECUTION COPY

                H. MINIMUM CONSOLIDATED NET WORTH. Subsection 7.6D of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:


                                                                           MINIMUM
                                                                         CONSOLIDATED
                    "PERIOD                                                NET WORTH
                ---------------                                         ---------------
         One day after the Closing Date through
            the end of 4th Fiscal Quarter, 1995                             $170,000,000
         1st Fiscal Quarter, 1996                                           $125,000,000
         2nd Fiscal Quarter, 1996                                           $ 88,000,000
         3rd Fiscal Quarter, 1996                                           $ 60,000,000
         4th Fiscal Quarter, 1996                                           $ 25,000,000
         1st Fiscal Quarter, 1997                                           $  5,000,000
         2nd Fiscal Quarter, 1997                                          ($ 25,000,000)
         3rd Fiscal Quarter, 1997                                          ($ 60,000,000)
         4th Fiscal Quarter, 1997                                          ($ 95,000,000)
         1st Fiscal Quarter, 1998                                          ($104,300,000)
         2nd Fiscal Quarter, 1998                                          ($120,300,000)
         3rd Fiscal Quarter, 1998                                          ($133,600,000)
         4th Fiscal Quarter, 1998                                          ($145,000,000)
         1st Fiscal Quarter, 1999                                          ($134,000,000)
         2nd Fiscal Quarter, 1999                                          ($141,000,000)
         3rd Fiscal Quarter, 1999                                          ($146,000,000)
         4th Fiscal Quarter, 1999                                          ($146,000,000)
         1st Fiscal Quarter, 2000                                          ($146,000,000)
         2nd Fiscal Quarter, 2000                                          ($146,000,000)
         3rd Fiscal Quarter, 2000                                          ($146,000,000)
         4th Fiscal Quarter, 2000                                          ($136,000,000)
         1st Fiscal Quarter, 2001                                          ($125,000,000)
         2nd Fiscal Quarter, 2001                                          ($120,000,000)
         3rd Fiscal Quarter, 2001                                          ($115,000,000)
         4th Fiscal Quarter, 2001                                          ($110,000,000)
         1st Fiscal Quarter, 2002                                          ($105,000,000)
         2nd Fiscal Quarter, 2002                                          ($100,000,000)
         3rd Fiscal Quarter, 2002                                          ($ 95,000,000)
         4th Fiscal Quarter, 2002                                          ($ 90,000,000)
         1st Fiscal Quarter, 2003                                          ($ 85,000,000)
         2nd Fiscal Quarter, 2003                                          ($ 80,000,000)
         3rd Fiscal Quarter, 2003                                          ($ 75,000,000)
         4th Fiscal Quarter, 2003                                          ($ 70,000,000)
         1st Fiscal Quarter, 2004                                          ($ 65,000,000)
         2nd Fiscal Quarter, 2004                                          ($ 60,000,000)
         3rd Fiscal Quarter, 2004                                          ($ 55,000,000)
         4th Fiscal Quarter, 2004                                          ($ 50,000,000)
         First day of 1st Fiscal Quarter, 2005
            and thereafter                                                 ($ 50,000,000)"




                I. RESTRICTIONS ON FUNDAMENTAL CHANGES; ASSET SALES AND ACQUISITIONS. Subsection 7.7 of the Credit Agreement is hereby amended by deleting the



                                                                 THIRD AMENDMENT
                                       12                         EXECUTION COPY
reference to "and" at the end of subsection 7.7(x), renumbering subsection 7.7(xi) as subsection 7.7(xii), and by adding a new subsection 7.7(xi) thereto as follows:

                         "(xi) Company and its Subsidiaries may make Asset Sales of the Selected Assets during Fiscal Year 1996 and the first two Fiscal Quarters of Fiscal Year 1997; provided that the consideration received for such assets shall be in an amount at least equal to the fair market value thereof, provided that for any individual transaction or series of related transactions for which the aggregate consideration equals or exceeds $25,000,000, Company shall provide to Agent a fairness opinion from an investment bank acceptable to Agent that the amount of the consideration is not less than the fair market value of such assets; and"

                J. CAPITAL EXPENDITURES. Subsection 7.8 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

        "7.8    CONSOLIDATED CAPITAL EXPENDITURES.

                         Holdings shall not make or incur any Consolidated Capital Expenditures and Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures, in any Fiscal Year indicated below, in an aggregate amount in excess of the corresponding amount (the "MAXIMUM CONSOLIDATED CAPITAL EXPENDITURES AMOUNT") set forth below opposite such Fiscal Year; provided that the Maximum Consolidated Capital Expenditures Amount shall be increased (i) for Fiscal Years 1997, 1998 and 1999, by an amount equal to the Earned Additional Capital Expenditures Amount, if any; (ii) commencing with Fiscal Year 1997 and for any Fiscal Year thereafter, by an amount equal to the excess, if any (but in no event, more than 15% of the Maximum Consolidated Capital Expenditures Amount for the immediately preceding Fiscal Year, as set forth in the table below, as adjusted by the Earned Additional Capital Expenditures Amount, if any, for such Fiscal Year), of the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (as adjusted in accordance with this proviso) over the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year; (iii) commencing with Fiscal Year 1997 and for any Fiscal Year thereafter, by an amount up to, but in no event greater than, 5% of the Maximum Consolidated Capital Expenditures Amount for the immediately following Fiscal Year, as set forth in the table below, which amount described in this clause
        (iii) shall reduce the Maximum Consolidated Capital Expenditures Amount for the immediately following Fiscal Year; (iv) commencing with Fiscal Year 1997 and for any Fiscal Year thereafter, by an amount equal to (but in no event greater than $15,000,000 for any Fiscal Year) the aggregate amount of proceeds (other than insurance proceeds, condemnation awards and indemnity payments) received by Company and its Subsidiaries from Asset Sales during such Fiscal Year (other than Asset Sales of Selected Assets made in Fiscal Year 1996 and the first two Fiscal Quarters of Fiscal Year 1997) to the extent such proceeds have been reinvested in new stores or the construction or remodeling of stores of Company and its Subsidiaries within 270





                                                                 THIRD AMENDMENT
                                       13                         EXECUTION COPY
        days of receipt; and (v) for Fiscal Year 1997 only, (1) by an amount equal to 50% of the first $50,000,000 of Selected Asset Proceeds (as defined in subsection 2.4B(iii)(a)), and (2) by an amount equal to 25% of the first $100,000,000 of Initial Debt Proceeds (as defined in subsection 2.4B(iii)(b)), up to a maximum aggregate increase pursuant to the preceding clauses (1) and (2) of $25,000,000; provided, however, that the amount which may be added to the Maximum Consolidated Capital Expenditures Amount pursuant to clauses (ii) and (iii) of the immediately preceding proviso shall not exceed for any Fiscal Year 15% of the Maximum Consolidated Capital Expenditures Amount for such Fiscal Year as set forth in the table below, as adjusted by the Earned Additional Capital Expenditures Amount, if any, for such Fiscal Year:

                                                                     MAXIMUM CONSOLIDATED
            FISCAL YEAR                                           CAPITAL EXPENDITURES AMOUNT
            -----------                                           ---------------------------
       Closing Date through
          and including January 28, 1996                                      $116,000,000
       Fiscal Year 1996                                                       $ 95,000,000
       Fiscal Year 1997                                                       $ 50,000,000
       Fiscal Year 1998                                                       $ 50,000,000
       Fiscal Year 1999                                                       $ 70,000,000
       Fiscal Year 2000
        and each Fiscal Year thereafter                                      $100,000,000"


                K. RESTRICTION ON LEASES. Subsection 7.9 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

                                                                          MAXIMUM LEASE
                 "PERIOD                                                      PAYMENTS
             ---------------                                              -----------------
         Third Fiscal Quarter 1995 through
           and including January 28, 1996                                    $ 93,300,000
         Fiscal Year 1996                                                    $214,500,000
         Fiscal Year 1997                                                    $233,300,000
         Fiscal Year 1998                                                    $244,900,000
         Fiscal Year 1999                                                    $259,800,000
         Fiscal Year 2000                                                    $276,100,000
         Fiscal Year 2001                                                    $290,000,000
         Fiscal Year 2002                                                    $310,000,000
         Fiscal Year 2003                                                    $330,000,000
         Fiscal Year 2004
          and each Fiscal Year thereafter                                    $350,000,000"





                                                                 THIRD AMENDMENT
                                       14                         EXECUTION COPY

                1.4      AGREEMENT CONCERNING CERTAIN SELECTED ASSET SALES

                         Immediately upon the sale by Company or any of its
Subsidiaries of all or a majority of its existing Northern California operations (the "NORTHERN CALIFORNIA SALE") or all or a majority of its existing Midwestern operations (the "MIDWESTERN SALE"), Company and Agent, on behalf of Lenders, shall enter into negotiations on adjustments to be made to Consolidated Adjusted EBITDA to take into account the effect of such disposition. Agent shall provide Lenders notice of the adjustments agreed upon between Company and Agent with respect to the Northern California Sale or the Midwestern Sale, as the case may be, such notice to be given immediately upon such agreement. From and after the date of such notice, such adjustments will be binding on all parties to this Amendment.


                1.5      ADDITION TO AND MODIFICATION OF SCHEDULES TO THE
                  CREDIT AGREEMENT

                A. SCHEDULE 1.1D: SELECTED ASSETS. The Credit Agreement is hereby amended by adding thereto a new Schedule 1.1D in the form of Annex A to this Amendment.

                B.       SCHEDULE 5.1: HOLDINGS AND SUBSIDIARIES OF HOLDINGS.

                         1. Schedule 5.1 to the Credit Agreement is hereby amended by deleting row 7 "Bell Markets, Inc." in each of the pre-merger and post-merger tables contained therein and substituting the following therefor:

  Bell Markets, Inc.                           Common: 100,000/14,720
                               California      Par: $10.00                        100% by Cala Co.
                                               Stock Certificate Nos. I & J

                         2. Schedule 5.1 to the Credit Agreement is hereby further amended by deleting the reference to "Stock Certificate No. 3" in row 9 "Alpha Beta Company" in the first table "Pre-Mergers Holdings and Subsidiaries" contained therein and substituting "Stock Certificate No. 2" therefor.

                         3. Schedule 5.1 to the Credit Agreement is hereby further amended by (1) adding a footnote "*" immediately after the reference to "Stock Certificate No. 3" in row 9 "Alpha Beta Company" in the second table "Post-Mergers Subsidiaries of Holdings" contained therein, and (2) adding the text of new footnote "*" to the second table contained therein as follows:

        "* The stock of the pre-Mergers Alpha Beta was represented by stock certificate no. 2 of The Boys Market (successor by merger to Alpha Beta and subsequently renamed Alpha Beta). Following the Closing, certificate number 2 was cancelled





                                                                 THIRD AMENDMENT
                                       15                         EXECUTION COPY
        and replaced by a new certificate number 3 with the Alpha Beta name to avoid future confusion."

                         4. Schedule 5.1 to the Credit Agreement is hereby further amended by adding as a new row 13 at the end of the pre-merger table contained therein and as a new row 14 at the end of the post-merger table contained therein the following:

  Adams/Vermont Renaissance                    Common: n/a
  Plaza, Ltd. (a               California      Par: n/a                           75% by Alpha Beta
  partnership)                                 Stock Certificate No.: n/a


                C. SCHEDULE 7.2: EXISTING LIENS. Schedule 7.2 to the Credit Agreement is hereby amended (1) by renumbering Item 48 contained therein as Item 49, and (2) by adding a new Item 48 thereto as follows:

        "48. Those Liens on certain patronage refund certificates issued by Associated Wholesale Grocers, Inc. to Falley's as further described on Part B to Schedule I to the Pledge Agreement."

                D. SCHEDULE 7.3: EXISTING INVESTMENTS. Schedule 7.3 to the Credit Agreement is hereby amended (1) by deleting Item 7 contained therein in its entirety, and (2) renumbering Item 8 contained therein as Item 7.


                1.6      MODIFICATION OF EXHIBITS

                EXHIBIT X: FORM OF COMPLIANCE CERTIFICATE. Exhibit X to the Credit Agreement is hereby amended by deleting said Exhibit X in its entirety and substituting in place thereof a new Exhibit X in the form of Annex B to this Amendment.


                SECTION 2.       AMENDMENTS TO THE PLEDGE AGREEMENT

                2.1      AMENDMENTS TO SECTION 4: REPRESENTATIONS AND WARRANTIES

                A. DESCRIPTION OF PLEDGED COLLATERAL. Subsection 4(b) of the Pledge Agreement is hereby amended by deleting the last sentence contained therein in its entirety and substituting the following therefor:

                         "The Pledged Debt constitutes all of the issued and outstanding indebtedness evidenced by a promissory note of the respective issuers thereof owing to the applicable Pledgor, except as otherwise set forth in Schedule I annexed hereto."





                                                                 THIRD AMENDMENT
                                       16                         EXECUTION COPY

                B. OWNERSHIP OF PLEDGED COLLATERAL. Subsection 4(c) of the Pledge Agreement is hereby amended by adding "and except as otherwise set forth in Schedule I annexed hereto" immediately after the reference to "Agreement" contained therein.


                2.2      MODIFICATION OF SCHEDULE I TO THE PLEDGE AGREEMENT

                SCHEDULE I: PLEDGED SHARES AND PLEDGED DEBT. Schedule I to the Pledge Agreement, as amended, is hereby amended by deleting said Schedule I in its entirety and substituting in place thereof a new Schedule I in the form of Annex C to this Amendment.


                SECTION 3.       AMENDMENTS TO THE DEPOSIT ACCOUNT
                                 AGREEMENT

                3.1      MODIFICATION OF SCHEDULE A TO THE DEPOSIT ACCOUNT
                         AGREEMENT

                SCHEDULE A: DEPOSIT ACCOUNTS. Schedule A to the Deposit Account Agreement is hereby amended (1) by deleting row 28 "Falley's, Inc.
Mercantile Bank (KS)   Collecting  023-183 " in its entirety, and (2) deleting
the reference to "First National Bank" in row 35 and substituting "First United National Bank" therefor.


                SECTION 4.       CONSENT AND WAIVER

                4.1      CONSENT TO RELEASE OF LIEN AND WAIVER OF CERTAIN
                         COVENANTS

                Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of Company contained herein, Lenders hereby:

                         1. consent to the release by Agent of the Lien on Company's property at Adams and Vermont Streets in Los Angeles, California, to the transfer of such property to a non-wholly owned Subsidiary partnership, and to such Subsidiary partnership's encumbering such property in favor of a third party construction lender; and

                         2. waive compliance with the provisions of subsections 6.11(ii) and 7.7(x) of the Credit Agreement to the extent, and only to the extent that subsection 6.11(ii) would require such Subsidiary partnership to encumber such parcel with a Lien in favor of Agent and subsection 7.7(x) would require such Subsidiary partnership to be wholly-owned; provided, however, that Company shall encumber its leasehold interest in such parcel with a leasehold mortgage in favor of Agent for the benefit of Lenders and such Subsidiary partnership shall consent to such encumbrance.





                                                                 THIRD AMENDMENT
                                       17                         EXECUTION COPY

                4.2      LIMITATION OF CONSENT AND WAIVER

                Without limiting the generality of the provisions of subsection
11.6 of the Credit Agreement, both the consent and waiver set forth above shall be limited precisely as written and relate solely to the release of Agent's Lien on Company's property at Adams and Vermont Streets and the noncompliance of Company and such Subsidiary partnership with the provisions of subsections 6.11(ii) and 7.7(x) of the Credit Agreement in the manner and to the extent described above, and nothing in this Section 4 shall be deemed to:

                         1. constitute a waiver of compliance by Company and such Subsidiary partnership with respect to (i) subsections 6.11(ii) and 7.7(x) of the Credit Agreement in any other instance or
        (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the release of such Lien or waiver of the of subsections 6.11(ii) and 7.7(x) of the Credit Agreement or otherwise); or

                         2. prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Section 4) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.


                SECTION 5.       CONDITIONS TO EFFECTIVENESS

                Sections 1, 2, 3 and 4 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "THIRD AMENDMENT EFFECTIVE DATE"):

                A. On or before the Third Amendment Effective Date, each of New Holdings and Company shall deliver to Agent for Lenders five originally executed copies of the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

                         1. Signature and incumbency certificates of their respective officers executing this Amendment; and

                         2. Executed copies of this Amendment executed by each of New Holdings, Company and each of the other Credit Support Parties.





                                                                 THIRD AMENDMENT
                                       18                         EXECUTION COPY

                B. Each Lender party to this Amendment shall have received an amendment fee in an amount equal to 0.25% of such Lender's Term Loan Exposure and/or Revolving Loan Exposure, as the case may be.

                C. Requisite Lenders and Requisite Class Lenders for Class Lenders having Tranche A Term Loan Exposure and/or Revolving Term Loan Exposure shall have executed and delivered copies of this Amendment to Agent.

                D. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Agent and such counsel, and Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Agent may reasonably request.


                SECTION 6.       COMPANY'S REPRESENTATIONS AND WARRANTIES

                In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement and the other Loan Documents in the manner provided herein, each of New Holdings and Company represents and warrants to each Lender that the following statements are true, correct and complete:

                A. CORPORATE POWER AND AUTHORITY. Each Loan Party party hereto has all requisite corporate power and authority to enter into this Amendment and each such Loan Party has all requisite power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement and the other Loan Documents as amended by this Amendment (the "AMENDED AGREEMENTS").

                B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Loan Party hereto and the performance of the Amended Agreements have been duly authorized by all necessary corporate action on the part of each of such Loan Party.

                C. GOVERNMENTAL CONSENTS. The execution and delivery by each Loan Party party hereto of this Amendment and the performance by each of such Loan Party of the Amended Agreements do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                D. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Loan Party party hereto and is the legally valid and binding obligations of each Loan Party party hereto and the Amended Agreements are the legally valid and binding obligations of each of such Loan Party, in each case enforceable against New





                                                                 THIRD AMENDMENT
                                       19                         EXECUTION COPY

Holdings, Company and the other Loan Parties party hereto in accordance with the respective terms of this Amendment and the Amended Agreements, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                E. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                F. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.


                SECTION 7.         ACKNOWLEDGEMENT AND CONSENT

                Company has entered into Deeds of Trust and is a party to the Collateral Account Agreement, Pledge Agreements, the Security Agreement, the Trademark Security Agreement, and the Deposit Accounts Security Agreement, in each case as amended through the Third Amendment Effective Date, pursuant to which Company has (i) created Liens in favor of Agent on certain Collateral to secure its respective Secured Obligations and (ii) pledged certain Collateral to secure its respective Secured Obligations (as defined in the Pledge Agreements) as the case may be. New Holdings has entered into the Holdings Guaranty and is a party to the Holdings Pledge Agreement, the Security Agreement, and the Deposit Accounts Security Agreement, in each case as amended through the Third Amendment Effective Date, pursuant to which New Holdings has
(i) guarantied the Obligations, (ii) created Liens in favor of Agent on certain Collateral to secure its respective Secured Obligations (as defined in each of the Security Agreement and the Deposit Accounts Security Agreement) and (iii) pledged certain Collateral to Agent to secure its obligations under the Holdings Guaranty, as the case may be. Each of Falley's, Cala Co, F4LSC, Bay Area, Cala, Bell Markets, Alpha Beta, F4LGM, F4L Merchandising, F4L California and Crawford (each as defined in the Collateral Documents) is a party to each of the Guaranty, the Security Agreement, the Trademark Security Agreement, the Deposit Accounts Security Agreement, its respective Pledge Agreement, its respective Deed of Trust, if applicable, in each case as amended through the Third Amendment Effective Date, pursuant to which each of such Subsidiaries of Company has (i) guarantied the Obligations, (ii) created Liens in favor of Agent on certain Collateral to secure their respective Secured Obligations (as defined in each of the Security Agreement, the Trademark Security Agreement and the Deposit Accounts Security Agreement) and (iii) pledged certain Collateral to Agent to secure its respective Secured Obligations (as defined in the Pledge Agreements) as the case may be. F4LGM is a party to the F4LGM Security





                                                                 THIRD AMENDMENT
                                       20                         EXECUTION COPY

Agreement, as amended through the Third Amendment Effective Date, pursuant to which F4LGM has pledged certain Collateral to Agent to secure its obligations under the Guaranty. New Holdings, Company and each of such Subsidiaries of Company are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Holdings Guaranty, the Holdings Pledge Agreement, the Security Agreement, the Deposit Accounts Security Agreement, the Guaranty, the Trademark Security Agreement, the Pledge Agreements, the Deeds of Trust, the Collateral Account Agreement, and the F4LGM Security Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement and the other Loan Documents effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreements and the Notes defined therein.

                Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment except as otherwise expressly provided by this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreements and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.





                                                                 THIRD AMENDMENT
                                       21                         EXECUTION COPY

                SECTION 8.  MISCELLANEOUS

                A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement, Pledge Agreement or Deposit Account Agreement, as the case may be, to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, Pledge Agreement or Deposit Account Agreement, as the case may be, and each reference in the other Loan Documents to any such agreement shall mean and be a reference to the Amended Agreements.

                (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.


                (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

                B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 11.2 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

                C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Requisite Lenders, Requisite





                                                                 THIRD AMENDMENT
                                       22                         EXECUTION COPY

Class Lenders for Class Lenders having Tranche A Term Loan Exposure and/or Revolving Term Loan Exposure, and each of the other parties hereto and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.




                  [Remainder of page intentionally left blank]





                                                                 THIRD AMENDMENT
                                       23                         EXECUTION COPY

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                            RALPHS GROCERY COMPANY


                                          By:
                                            -------------------------------
                                          Title:
                                                ----------------------------



                                          FOOD 4 LESS HOLDINGS, INC.


                                          By:
                                              -------------------------------
                                          Title:
                                                ----------------------------



                                          FALLEY'S, INC.,
                                          as a Credit Support Party


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------



                                          CALA CO.,
                                          as a Credit Support Party


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------



                                          FOOD 4 LESS OF SOUTHERN CALIFORNIA,
                                          as a Credit Support Party


                                          By:
                                             -------------------------------
                                          Title:
                                                ----------------------------





                                                                 THIRD AMENDMENT
                                       S-1                        EXECUTION COPY

                                          BAY AREA WAREHOUSE STORES, INC.,
                                          as a Credit Support Party


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                          CALA FOODS, INC.,
                                          as a Credit Support Party


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                          BELL MARKETS, INC.,
                                          as a Credit Support Party


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                          ALPHA BETA COMPANY,
                                          as a Credit Support Party


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                          FOOD 4 LESS GM, INC.,
                                          as a Credit Support Party


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-2                        EXECUTION COPY

                                          FOOD 4 LESS MERCHANDISING, INC.,
                                          as a Credit Support Party


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                          FOOD 4 LESS OF CALIFORNIA, INC.,
                                          as a Credit Support Party


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          CRAWFORD STORES, INC.,
                                          as a Credit Support Party


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-3                        EXECUTION COPY

                                          BANKERS TRUST COMPANY, INDIVIDUALLY
                                          AND AS AGENT


                                          By:
                                              --------------------------------
                                          Title:
                                                 -----------------------------






                                                                 THIRD AMENDMENT
                                       S-4                        EXECUTION COPY

                                          BANK OF AMERICA NATIONAL TRUST &
                                          SAVINGS ASSOCIATION, individually and
                                          as Co-Arranger


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-5                        EXECUTION COPY

                                          THE CHASE MANHATTAN BANK, N.A.,
                                          individually and as Co-Arranger


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-6                        EXECUTION COPY

                                          COMPAGNIE FINANCIERE DE CIC ET DE
                                          L'UNION EUROPEENNE, individually and
                                          as Co-Arranger


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-7                        EXECUTION COPY

                                          CREDIT SUISSE, individually and as
                                          Co-Arranger


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                          By:
                                              -------------------------------
                                          Title:
                                                ----------------------------






                                                                 THIRD AMENDMENT
                                       S-8                        EXECUTION COPY

                                          THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION, individually and as Co-
                                          Arranger


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-9                        EXECUTION COPY

                                          NATWEST BANK, N.A., individually and
                                          as Co-Arranger


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-10                       EXECUTION COPY

                                          UNION BANK, individually and as
                                          Co-Arranger


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-11                       EXECUTION COPY

                                          UNITED STATES NATIONAL BANK OF
                                          OREGON, individually and as
                                          Co-Arranger


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-12                       EXECUTION COPY

                                          WELLS FARGO BANK, N.A., individually
                                          and as Co-Arranger


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-13                       EXECUTION COPY

                                          BANQUE INDOSUEZ, individually and as
                                          Co-Agent


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-14                       EXECUTION COPY

                                          BANQUE PARIBAS, individually and as
                                          Co-Agent


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-15                       EXECUTION COPY

                                          CREDIT LYONNAIS, CAYMAN ISLAND
                                          BRANCH, individually and as Co-Agent


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-16                       EXECUTION COPY

                                          ACADIA PARTNERS, L.P.


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                                                 THIRD AMENDMENT
                                       S-17                       EXECUTION COPY

                                          THE BANK OF CALIFORNIA, N.A.


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-18                       EXECUTION COPY

                                          THE BANK OF NOVA SCOTIA


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-19                       EXECUTION COPY

                                          CERES FINANCE LTD.
                                          By:     Chancellor Senior Secured
                                                  Management, Inc., as Financial
                                                  Manager


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          STRATA FUNDING LTD.
                                          By:     Chancellor Senior Secured
                                                  Management, Inc., as Financial
                                                  Manager


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          RESTRUCTURED OBLIGATIONS BACKED
                                          BY SENIOR ASSETS B.V.
                                          By:     Chancellor Senior Secured
                                                  Management, Inc., as Portfolio
                                                  Advisor


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                          STICHTING RESTRUCTURED
                                          OBLIGATIONS BACKED BY SENIOR
                                          ASSETS 2 (ROSA2)
                                          By:     Chancellor Senior Secured
                                                  Management, Inc., as
                                                  Portfolio Advisor


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-20                       EXECUTION COPY

                                          KEYPORT LIFE INSURANCE COMPANY
                                          By:     Chancellor Senior Secured
                                                  Management, Inc., as Portfolio
                                                  Advisor


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-21                       EXECUTION COPY

                                          CITIBANK, N.A.


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-22                       EXECUTION COPY

                                          CITY NATIONAL BANK



                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-23                       EXECUTION COPY

                                          CONTINENTAL CASUALTY COMPANY


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-24                       EXECUTION COPY

                                          DAI-ICHI KANGYO BANK, LIMITED,
                                          LOS ANGELES AGENCY


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-25                       EXECUTION COPY

                                          PRIME INCOME TRUST


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                                                 THIRD AMENDMENT
                                       S-26                       EXECUTION COPY

                                          SENIOR DEBT PORTFOLIO

                                          By:     Boston Management and
                                                  Research, as Investment
                                                  Advisor



                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-27                       EXECUTION COPY

                                          EQUITABLE LIFE ASSURANCE SOCIETY
                                          OF THE UNITED STATES, FOR THE
                                          NUTMEG ACCOUNT


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------


                                                                 THIRD AMENDMENT
                                       S-28                       EXECUTION COPY

                                          THE EQUITABLE LIFE ASSURANCE
                                          SOCIETY OF THE UNITED STATES, FOR
                                          THE ANNUITY HIGH INCOME ACCOUNT


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-29                       EXECUTION COPY

                                          FIRST NATIONAL BANK OF BOSTON


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-30                       EXECUTION COPY

                                          FIRSTRUST BANK


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-31                       EXECUTION COPY

                                          THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, LOS ANGELES AGENCY


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-32                       EXECUTION COPY

                                          INTERNATIONALE NEDERLANDEN (U.S.)
                                          CAPITAL CORPORATION


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-33                       EXECUTION COPY

                                          JACKSON NATIONAL LIFE INSURANCE
                                          COMPANY

                                          By:     PPM America, Inc., as Attorney
                                                  in Fact, on behalf of Jackson
                                                  National Life Insurance
                                                  Company




                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-34                       EXECUTION COPY

                                          JACKSON NATIONAL LIFE INSURANCE
                                          COMPANY OF MICHIGAN

                                          By:     PPM America, Inc., as Attorney
                                                  in Fact, on behalf of Jackson
                                                  National Life Insurance
                                                  Company of Michigan


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-35                       EXECUTION COPY

                                          LEHMAN COMMERCIAL PAPER INC.


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-36                       EXECUTION COPY

                                          MASSACHUSETTS MUTUAL LIFE INSURANCE
                                          COMPANY


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-37                       EXECUTION COPY

                                          MASS MUTUAL CORPORATE VALUE
                                          PARTNERS, LTD.


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-38                       EXECUTION COPY

                                          MERRILL LYNCH SENIOR FLOATING
                                          RATE FUND, INC.


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-39                       EXECUTION COPY

                                          MERRILL LYNCH PRIME RATE
                                          PORTFOLIO

                                          By:     Merrill Lynch Asset
                                                  Management, L.P., as
                                                  Investment Advisor


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-40                       EXECUTION COPY

                                                 NATIONSBANK, N.A.


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-41                       EXECUTION COPY

                                          NIPPON CREDIT BANK, LTD.,
                                          LOS ANGELES AGENCY


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-42                       EXECUTION COPY

                                           THE NORTHWESTERN MUTUAL LIFE
                                           INSURANCE COMPANY


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-43                       EXECUTION COPY

                                          PENNSYLVANIA LIFE INSURANCE
                                          COMPANY


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-44                       EXECUTION COPY

                                          PROTECTIVE LIFE INSURANCE COMPANY


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------




                                                                 THIRD AMENDMENT
                                       S-45                       EXECUTION COPY

                                             SENIOR HIGH INCOME PORTFOLIO, INC.


                                             By:
                                                 -------------------------------
                                             Title:
                                                    ----------------------------


                                                             THIRD AMENDMENT
                                   S-46                       EXECUTION COPY

                                          SIROCCA LIMITED PARTNERSHIP

                                          By:     Planden Corporation,
                                                  General Partner


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-47                       EXECUTION COPY

                                          THE SUMITOMO TRUST & BANKING CO.,
                                          LTD., LOS ANGELES AGENCY


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-48                       EXECUTION COPY

                                          TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-49                       EXECUTION COPY

                                          USL CAPITAL CORPORATION


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------



                                                                 THIRD AMENDMENT
                                       S-50                       EXECUTION COPY

                                          VAN KAMPEN AMERICAN CAPITAL PRIME
                                          RATE INCOME TRUST


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------






                                                                 THIRD AMENDMENT
                                       S-51                       EXECUTION COPY

                                          BANK OF AMERICA ILLINOIS


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-52                       EXECUTION COPY

                                          INDOSUEZ CAPITAL FUNDING II, LIMITED

                                          By:     Indosuez Capital as Portfolio
                                                  Advisor


                                          By:
                                              -------------------------------
                                          Title:
                                                 ----------------------------





                                                                 THIRD AMENDMENT
                                       S-53                       EXECUTION COPY

                                    ANNEX A

                                 SCHEDULE 1.1D
                                SELECTED ASSETS


1.       Northern California Operations

         All or a majority of the existing businesses operated by Cala Co. and its Subsidiaries.


2.       Midwestern Operations

         All or a majority of the existing businesses operated by Falley's, Inc. and its Subsidiaries.


3.       Warehouse Facilities

         Warehouse facilities in Glendale, California.





                                                                 THIRD AMENDMENT
                                       Annex A-1                  EXECUTION COPY

                                    ANNEX B

                                   EXHIBIT X

                        [FORM OF COMPLIANCE CERTIFICATE]

                             COMPLIANCE CERTIFICATE


THE UNDERSIGNED HEREBY CERTIFY IN OUR CAPACITY AS OFFICERS OF COMPANY THAT:

                 (1) We are the duly elected [Title] and [Title] of Ralphs Grocery Company, a Delaware corporation ("COMPANY");

                 (2) We have reviewed the terms of that certain Credit Agreement dated as of June 14, 1995, as amended, supplemented or otherwise modified to the date hereof (said Credit Agreement, as so amended, supplemented or otherwise modified, being the "CREDIT AGREEMENT", the terms defined therein and not otherwise defined in this Certificate (including Attachment No. 1 annexed hereto and made a part hereof) being used in this Certificate as therein defined), by and among Food 4 Less Holdings, Inc. ("HOLDINGS"), Food 4 Less Supermarkets, Inc., the financial institutions listed therein as Lenders, Co-Agents and Co-Arrangers, and Bankers Trust Company, as Administrative Agent, and the terms of the other Loan Documents, and we have made, or have caused to be made under our supervision, a review in reasonable detail of the transactions and condition of Holdings and its Subsidiaries during the accounting period covered by the attached financial statements; and

                 (3) The examination described in paragraph (2) above did not disclose, and we have no knowledge of, the existence of any condition or event which constitutes an Event of Default or Potential Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate[, except as set forth below].

                 [Set forth [below] [in a separate attachment to this Certificate] are all exceptions to paragraph (3) above listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Company has taken, is taking, or proposes to take with respect to each such condition or event:

________________________________________________________________________________
________________________________________________________________________________
_______________________________________________________________________________]





                                                                 THIRD AMENDMENT
                                       Annex B-1                  EXECUTION COPY

                 The foregoing certifications, together with the computations set forth in Attachment No. 1 annexed hereto and made a part hereof and the financial statements delivered with this Certificate in support hereof, are made and delivered this __________ day of _____________, _____ pursuant to subsection 6.1(iv) of the Credit Agreement.

                                                  RALPHS GROCERY COMPANY

                                                  By:  _________________________
                                                  Title:  ______________________


                                                  By: __________________________
                                                  Title: _______________________



                                                                 THIRD AMENDMENT
                                       Annex B-2                  EXECUTION COPY

                                ATTACHMENT NO. 1
                           TO COMPLIANCE CERTIFICATE


                 This Attachment No. 1 is attached to and made a part of a Compliance Certificate dated as of ____________, ____ and pertains to the period from ____________, ____ to ____________, ____. Subsection references herein relate to subsections of the Credit Agreement.

A.      INDEBTEDNESS




        1.      Aggregate principal amount of outstanding Old F4L Senior Notes and Old
                F4L Senior Subordinated Notes:
                                                                                                  $___________

        2.      Aggregate principal amount of outstanding Old F4L Senior Notes and Old
                F4L Senior Subordinated Notes outstanding as of the Closing Date:

                                                                                                  $___________

        3.      Maximum aggregate principal amount of outstanding Old F4L Senior Notes and Old F4L Senior Subordinated Notes permitted under subsection
                7.1(vi)(a) (lesser of A(2) and $36,800,000):

                                                                                                  $___________

        4.      Aggregate principal amount of outstanding Old F4L Senior Notes, Old F4L
                Senior Subordinated Notes, New F4L Senior Notes and New F4L Senior
                Subordinated Notes:

                                                                                                  $___________

        5.      Aggregate principal amount of outstanding Old F4L Senior Notes, Old F4L
                Senior Subordinated Notes, New F4L Senior Notes and New F4L Senior
                Subordinated Notes outstanding as of the Closing Date:


                                                                                                  $___________


                                                                 THIRD AMENDMENT
                                       Annex B-3                  EXECUTION COPY




        6.      Maximum aggregate principal amount of outstanding Old F4L Senior Notes,
                Old F4L Senior Subordinated Notes, New F4L Senior Notes and New F4L
                Senior Subordinated Notes permitted under subsection 7.1(vi)(b) (lesser of A(5) and $670,000,000):


                                                                                                  $___________

        7.      Aggregate principal amount of outstanding Old RGC 9% Subordinated Notes and Old RGC 10-1/4% Subordinated Notes:

                                                                                                  $___________

        8.      Aggregate principal amount of outstanding Old RGC 9% Subordinated Notes and Old RGC 10-1/4% Subordinated Notes outstanding as of the Closing
                Date:

                                                                                                  $___________

        9.      Maximum aggregate principal amount of outstanding Old RGC 9% Subordinated
                Notes and Old RGC 10-1/4% Subordinated Notes permitted under subsection
                7.1(vi)(c) (lesser of A(8) and $10,000,000):


                                                                                                  $___________

        10.     Aggregate principal amount of outstanding New RGC Senior Subordinated
                Notes, the Old RGC 9% Subordinated Notes and the Old RGC 10-1/4%
                Subordinated Notes:

                                                                                                  $___________

        11.     Aggregate principal amount of outstanding New RGC Senior Subordinated
                Notes, the Old RGC 9% Subordinated Notes and the Old RGC 10-1/4%
                Subordinated Notes as of the Closing Date:


                                                                                                  $___________

                                                                 THIRD AMENDMENT
                                       Annex B-4                  EXECUTION COPY



        12.     Maximum aggregate principal amount of outstanding New RGC Senior
                Subordinated Notes, the Old RGC 9% Subordinated Notes and the Old RGC
                10-1/4% Subordinated Notes permitted under subsection 7.1(vi)(d) (lesser of A(11) and $530,000,000):


                                                                                                  $___________

        13.     Aggregate principal amount of Indebtedness incurred to finance (together with assumed Indebtedness originally incurred to finance) the purchase price of equipment, fixtures and other similar property or remodeling or other improvement costs of any facility of Company or any of its
                Subsidiaries during the Fiscal Year permitted under subsection
                7.1(viii)(a):



                                                                                                  $___________

        14.     Maximum aggregate principal amount of such Indebtedness permitted to be incurred or assumed under subsection 7.1(viii)(a) during the Fiscal Year:

                                                                                                  $ 20,000,000

        15.     Aggregate principal amount of Indebtedness incurred to finance the purchase price of any Real Property Assets consisting of fee interests in stores (together with all assumed Indebtedness originally incurred to finance the purchase price of any such Real Property Assets) permitted under subsection 7.1(viii)(b):



                                                                                                  $___________

        16.     Maximum aggregate principal amount of such incurred and/or assumed
                Indebtedness permitted to be outstanding at any time under subsection
                7.1(viii)(b):
                                                                                                  $ 10,000,000





                                                                 THIRD AMENDMENT
                                       Annex B-5                  EXECUTION COPY

        17.     Aggregate amount of Indebtedness of Subsidiaries acquired after the
                Closing Date, the acquisition of which was permitted under subsections
                7.3(v) and 7.7(ii), existing immediately prior to the time such entity became a Subsidiary of Company not incurred in contemplation of such acquisition permitted under subsection 7.1(ix):



                                                                                                  $___________

        18.     Maximum aggregate amount of such Indebtedness permitted to be outstanding at any time under subsection 7.1(ix):
                                                                                                  $  4,000,000

        19.     The highest aggregate amount outstanding at any time during the Fiscal
                Year of all Indebtedness represented by Deferred Trade Payables permitted under subsection 7.1(x):

                                                                                                  $___________

        20.     Maximum aggregate amount of such Indebtedness permitted to be outstanding at any time under subsection 7.1(x):
                                                                                                  $  5,000,000

        21.     Aggregate amount of Indebtedness of Food 4 Less GM, Inc. permitted under subsection 7.1(xi):
                                                                                                  $___________

        22.     Maximum aggregate amount of such Indebtedness permitted to be outstanding at any time under subsection 7.1(xi):
                                                                                                  $  2,000,000

        23.     Aggregate amount of Indebtedness evidenced by promissory notes issued to employees or former employees in lieu of cash payments for stock of
                Holdings required to be repurchased pursuant to Company's employee stock ownership plan permitted under subsection 7.1(xii):


                                                                                                  $___________

        24.     Maximum aggregate amount of such Indebtedness permitted to be outstanding at any time under subsection 7.1(xii):
                                                                                                  $  4,000,000





                                                                 THIRD AMENDMENT
                                       Annex B-6                  EXECUTION COPY

        25.     Aggregate principal amount of outstanding unsecured senior Indebtedness and outstanding unsecured senior subordinated Indebtedness permitted under subsection 7.1(xiii):

                                                                                                  $___________

        26.     Maximum aggregate principal amount of unsecured senior Indebtedness and unsecured senior subordinated Indebtedness permitted under subsection
                7.1(xiii):

                                                                                                  $250,000,000

        27.     Aggregate principal amount of other unsecured indebtedness permitted under subsection 7.1(xiv):
                                                                                                  $___________

        28.     Maximum aggregate principal amount of indebtedness permitted under subsection 7.1(xiv):
                                                                                                  $ 15,000,000


B.      LIENS

        1.      Aggregate principal amount of Indebtedness secured by Liens on Real
                Property Assets consisting of fee interests in stores permitted under subsection 7.2A(iv):

                                                                                                  $___________

        2.      Maximum aggregate principal amount of such Indebtedness secured by such
                Liens permitted to be outstanding at any time under subsection 7.2A(iv):

                                                                                                  $ 10,000,000

        3.      Aggregate value of all goods held on consignment secured by Liens in favor of third parties as consignors (or as creditors of such consignors)
                in the ordinary course of business permitted under subsection 7.2A(vi):


                                                                                                  $___________

        4.      Maximum aggregate value of such goods secured by such Liens permitted to be so held at any time under subsection 7.2A(vi):

                                                                                                  $ 10,000,000





                                                                 THIRD AMENDMENT
                                        Annex B-7                 EXECUTION COPY

        5.      Aggregate principal amount of Indebtedness of Company or any of its
                Subsidiaries secured by Liens not otherwise permitted by clauses 7.2A(i)
                through (vi) permitted under subsection 7.2A(vii):


                                                                                                  $___________

        6.      Maximum aggregate principal amount of such Indebtedness secured by such
                Liens permitted to be outstanding at any time under subsection 7.2A(vii):

                                                                                                  $  6,000,000


C.      INVESTMENTS:  JOINT VENTURES

        1.      Aggregate amount of Investments owned by Food 4 Less GM, Inc. in Golden
                Alliance permitted under subsection 7.3(vi):

                                                                                                  $___________

        2.      Maximum aggregate amount of such Investments permitted to be owned at any time under subsection 7.3(vi):
                                                                                                  $  4,000,000

        3.      Aggregate amount of all Development Investments permitted under subsection 7.3(vii):
                                                                                                  $___________

        4.      Maximum aggregate amount of such Development Investments permitted to be outstanding at any time under subsection 7.3(vii) (for FY 1996 and 1997:
                $25,000,000 - D(3), and for FY 1998 and thereafter: $35,000,000 - D(3)):


                                                                                                  $___________

        5.      [To be tested only on or after the first anniversary of the Closing Date]

                (a)      The aggregate sales price for all Required Dispositions made on or prior to the first anniversary of the Closing Date:


                                                                                                  $________





                                                                 THIRD AMENDMENT
                                        Annex B-8                 EXECUTION COPY

                (b)      The portion of such aggregate sales price that was received in the form of promissory notes or a deferred portion of such sales price permitted under subsection 7.3(viii)(a):


                                                                                                  $________

                (c)      Percentage permitted of such aggregate sales price that was received in the form of promissory notes or a deferred portion of such sales price permitted under subsection 7.3(viii)(a) (100 times (b) divided by (a)):
                         -----     -------


                                                                                                  __%

        6.      Maximum percentage of the aggregate sales price for all such Required
                Dispositions permitted to be received in the form of promissory notes or a deferred portion of such sales price:

                                                                                                  25%

        7.      (a)      Aggregate cash proceeds from all Planned Dispositions and
                         Required Dispositions on a cumulative basis from the Closing
                         Date:
                                                                                                  $_________

                (b)      Such aggregate cash proceeds [exceed/do not exceed] $20,000,000:

                                                                                                  [exceed/do not exceed]

        8.      [To be tested only at Fiscal Year-end]:

                (a)      The aggregate sales price for all Planned Dispositions in the
                         Fiscal Year:
                                                                                                  $__________

                (b)      The portion of such aggregate sales price that was received in the form of promissory notes or a deferred portion of such sales price permitted under subsection 7.3(viii)(b):


                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-9                 EXECUTION COPY

                (c)      Percentage of such aggregate sales price that was received in the form of promissory notes or a deferred portion of such sales price permitted under subsection 7.3(viii)(b) (100 times (b)
                                                                            -----
                         divided by (a)):
                         -------


                                                                                                  __%

        9.      Maximum percentage of the aggregate sales price for all such Planned
                Dispositions permitted to be received in the form of promissory notes or a deferred portion of such sales price:

                                                                                                  [25%] [50%]

        10.     Aggregate principal amount of promissory notes received by Company and its Subsidiaries in consideration of, or the deferral of a portion of the sales price accepted with respect to, any Asset Sale (other than Required
                Dispositions and Planned Dispositions) permitted under 7.3(viii)(c):



                                                                                                  $_____________

        11.     Maximum aggregate principal amount of such promissory notes and the deferred portions of such sales permitted to be outstanding at any time under subsection 7.3(viii)(c):

                                                                                                  $ 10,000,000

        12.     Aggregate amount of all loans made by Company or any of its Subsidiaries to their respective employees for the purpose of purchasing Holdings common stock permitted under subsection 7.3(x):

                                                                                                  $_____________

        13.     Maximum aggregate amount of such loans made to employees of Company or any of its Subsidiaries permitted to be outstanding at any time under subsection 7.3(x):

                                                                                                  $  4,000,000

        14.     Aggregate amount of loans made by Company or any of its Subsidiaries to redevelopment agencies permitted under subsection 7.3(xi):

                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-10                EXECUTION COPY

        15.     Maximum aggregate amount of such loans made to redevelopment agencies permitted to be outstanding at any time under subsection 7.3(xi):

                                                                                                  $ 10,000,000

        16.     Aggregate amount of all Investments in suppliers made in anticipation of becoming a customer of such suppliers and in lieu of deposits, cash discounts or concessions and in connection with joint ventures with suppliers entered into in the ordinary course of business permitted under subsection 7.3(xii):


                                                                                                  $___________

        17.     Maximum aggregate amount of such Investments permitted to be outstanding at any time under subsection 7.3(xii) ($5,000,000 - D(1)):

                                                                                                  $___________

        18.     Aggregate amount of loans made by Company to Holdings during the Fiscal
                Year for the purpose of paying general operating expenses, franchise tax obligations, accounting, legal, corporate reporting and administrative expenses as permitted under subsection 7.5A(viii) as permitted under subsection 7.3(xiii):


                                                                                                  $___________

        19.     Maximum aggregate amount of such loans made by Company to Holdings for the Fiscal Year permitted under subsection 7.3(xiii) ($500,000 - E(4)
                below):

                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-11                EXECUTION COPY

        20.     Aggregate amount of (i) the cash portion of the purchase by Company and its Subsidiaries of Holdings common stock during the Fiscal Year from an employee stock ownership plan of any Loan Party or from participants or former participants in any such plan or from any employee or former employee of any Loan Party as required pursuant to the applicable plan or agreement and (ii) the cash payments with respect to promissory notes issued to any such participants or holders as permitted under subsection
                7.3(xiv):

                                                                                                 $___________

        21.     Aggregate amount of cash proceeds received by Holdings in the Fiscal Year from its sale of shares of Holdings common stock to an employee stock ownership plan or to participants in any such plan or to any employee during the Fiscal Year:

                                                                                                 $___________

        22.     Maximum aggregate amount of the cash portion of such purchases and cash payments with respect to such promissory notes permitted under subsection
                7.3(xiv) in the Fiscal Year ($5,000,000 + C(21)):

                                                                                                  $___________

        23.     Aggregate amount of other Investments permitted under subsection 7.3(xv):
                                                                                                  $___________

        24. Maximum aggregate amount of such other Investments permitted to be outstanding at any time under subsection 7.3(xv):

                                                                                                  $  5,000,000





                                                                 THIRD AMENDMENT
                                        Annex B-12                EXECUTION COPY

D.      CONTINGENT OBLIGATIONS

        1.      Aggregate amount of Contingent Obligations under guarantees in the ordinary course of business of obligations of suppliers, customers, franchisees and licensees permitted under subsection 7.4(v):


                                                                                                  $___________

        2.      Maximum aggregate amount of such Contingent Obligations under such guarantees permitted to be outstanding at any time under subsection
                7.4(v) ($5,000,000 - C(16)):

                                                                                                  $___________

        3.      Aggregate amount of Contingent Obligations permitted under subsection
                7.4(ix):
                                                                                                  $___________

        4.      Maximum aggregate amount of such Contingent Obligations permitted to be outstanding at any time under subsection 7.4(ix) (for FY 1996 and 1997:
                $25,000,000 - C(3), and for FY 1998 and thereafter: $35,000,000 - C(3)):


                                                                                                  $___________

        5.      Aggregate amount of all other Contingent Obligations permitted under subsection 7.4(x):
                                                                                                  $___________

        6.      Maximum aggregate liability, contingent or otherwise, in respect of all such Contingent Obligations permitted to be outstanding at any time under subsection 7.4(x):

                                                                                                  $  8,000,000





                                                                 THIRD AMENDMENT
                                        Annex B-13                EXECUTION COPY

E.      RESTRICTED JUNIOR PAYMENTS

        1.      Aggregate amount of cash dividends made by Company to Holdings on a cumulative basis (including prior to the Closing Date) to enable Holdings to pay fees and expenses related to the Acquisition and all other transactions related thereto permitted under subsection 7.5A(i)(b):



                                                                                                  $___________

        2.      Aggregate amount of premium, fees and expenses related to the Acquisition and all other transactions related thereto paid or payable, without duplication, by any Loan Party (other than Holdings) on a cumulative basis (including prior to the Closing Date):


                                                                                                  $___________

        3. Maximum cumulative amount of such cash dividends permitted under subsection 7.5(A)(i)(b)($173,000,000 -E(2)):

                                                                                                  $___________

        4.      Aggregate amount of cash dividends made by Company to Holdings during the
                Fiscal Year for the purpose of paying general operating expenses, franchise tax obligations, accounting, legal, corporate reporting and administrative expenses as permitted under subsection 7.5A(viii):


                                                                                                  $___________

        5.      Maximum aggregate amount of such cash dividends made by Company to
                Holdings for the Fiscal Year permitted under subsections 7.5A(viii)
                ($500,000 - C(18)):
                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-14                EXECUTION COPY

        6.      Commencing with Fiscal Year 1998 and any Fiscal Year thereafter, aggregate amount of payments of principal made in respect of any
                Indebtedness (other than the Loans) since the Closing Date with a portion of the Equity Repayment Amount in accordance with subsection 2.4B(iii)(c)
                (including all such payments of principal permitted under subsections
                7.5A(ix) and 7.5B(iii)):


                                                                                               $___________

        7.      Commencing with Fiscal Year 1998 and any Fiscal Year thereafter, maximum aggregate amount of such payments of principal permitted to be made, on a cumulative basis, with the Equity Repayment Amount under subsection
                2.4B(iii)(c) (including all such payments permitted under subsections
                7.5A(ix) and 7.5B(iii)):


                                                                                                  $ 25,000,000

        8.      Aggregate amount of payments of principal made in respect of any
                Indebtedness (other than the Loans) since the Closing Date with a portion of the Cash Flow Repayment Amount in accordance with subsection
                2.4B(iii)(e) (including all such payments of principal permitted under subsections 7.5A(ix) and 7.5B(iii)):



                                                                                                  $___________

        9.      Maximum aggregate amount of such payments of principal permitted to be made, on a cumulative basis, with the Cash Flow Repayment Amount under subsection 2.4B(iii)(e) (including all such payments permitted under subsections 7.5A(ix) and 7.5B(iii)):


                                                                                                  $ 25,000,000





                                                                 THIRD AMENDMENT
                                        Annex B-15                EXECUTION COPY

F. MINIMUM FIXED CHARGE COVERAGE RATIO (for the [two-] [three-] Fiscal Quarter period ending [January 28, 1996] or [April 21, 1996], respectively, and for all subsequent dates, for the four-Fiscal Quarter period ending ______________, _____ ("APPLICABLE PERIOD")).

        1.      Consolidated Net Income:                                                          $___________

        2.      Consolidated Cash Interest Expense:                                               $___________

        3.      Provisions for taxes based on income:                                             $___________

        4.      Total depreciation expense:                                                       $___________

        5.      Total amortization expense:                                                       $___________

        6.      Cash Restructuring Charges (to the extent reducing net income):
                                                                                                  $___________

        7.      The aggregate cumulative amount of cash Restructuring Charges included in
                Consolidated Adjusted EBITDA and Consolidated Net Worth of any period subsequent to the Closing Date and prior to the Applicable Period (to the extent reducing net income):


                                                                                                  $___________

        8.      Lesser of (i) F(6) and (ii) $45,000,000 minus F(7) (but in any event not
                                                        -----
                less than zero):
                                                                                                  $___________

        9.      Non-cash Restructuring Charges reflected on the consolidated financial statement (to the extent reducing net income):
                                                                                                  $___________

        10.     The aggregate cumulative amount of non-cash Restructuring Charges reflected on the consolidated financial statements included in
                Consolidated Adjusted EBITDA and Consolidated Net Worth of any period subsequent to the Closing Date and prior to the Applicable Period (to the extent reducing net income):


                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-16                EXECUTION COPY

        11.     Lesser of (i) F(9) and (ii) $55,000,000 minus F(10) (but in any event not
                                                        -----
                less than zero):
                                                                                                  $___________

        12.     Restructuring Charges (F(8) + F(11)):                                             $___________

        13.     Cash and non-cash Smith's-Related Restructuring Charges relating to
                Warehouse Restructuring (to the extent reducing net income):

                                                                                                  $___________

        14.     The aggregate cumulative amount of all cash and non-cash Smith's-Related
                Restructuring Charges included in Consolidated Adjusted EBITDA and
                Consolidated Net Worth of any period subsequent to the Closing Date and prior to the Applicable Period with respect to Warehouse Restructuring
                (to the extent reducing net income):



                                                                                                  $___________

        15.     Lesser of (i) F(13) and (ii) $43,600,000 minus F(14) (but in any event
                                                         -----
                not less than zero):
                                                                                                  $____________
        16.     Cash Smith's-Related Restructuring Charges relating to Warehouse
                Restructuring (to the extent reducing net income):

                                                                                                  $___________

        17.     The aggregate cumulative amount of all cash Smith's-Related Restructuring
                Charges included in Consolidated Adjusted EBITDA and Consolidated Net
                Worth of any period subsequent to the Closing Date and prior to the
                Applicable Period with respect to Warehouse Restructuring (to the extent reducing net income):



                                                                                                  $___________

        18.     Lesser of (i) F(16) and (ii) $33,200,000 minus F(17):
                                                         -----
                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                       Annex B-17                 EXECUTION COPY

        19.     Cash and non-cash Smith's-Related Restructuring Charges relating to Store
                Restructuring (to the extent reducing net income):

                                                                                                  $___________

        20.     The aggregate cumulative amount of all cash and non-cash Smith's-Related
                Restructuring Charges included in Consolidated Adjusted EBITDA and
                Consolidated Net Worth of any period subsequent to the Closing Date and prior to the Applicable Period with respect to Store Restructuring (to the extent reducing net income):



                                                                                                  $___________

        21.     Lesser of (i) F(19) and (ii) $22,500,000 minus F(20):
                                                         -----
                                                                                                  $___________

        22.     Cash Smith's-Related Restructuring Charges relating to Store
                Restructuring (to the extent reducing net income):
                                                                                                  $___________

        23.     The aggregate cumulative amount of all cash Smith's-Related Restructuring
                Charges included in Consolidated Adjusted EBITDA and Consolidated Net
                Worth of any period subsequent to the Closing Date and prior to the
                Applicable Period with respect to Store Restructuring (to the extent reducing net income):



                                                                                                  $___________

        24.     Lesser of (i) F(22) and (ii) $12,800,000 minus F(23):
                                                         -----
                                                                                                  $___________

        25.     Smith's-Related Restructuring Charges (F(15) + F(21)):
                                                                                                  $___________

        26.     Other non-cash items reducing Consolidated Net Income:
                                                                                                  $___________

        27.     Other non-cash items increasing Consolidated Net Income:
                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-18                EXECUTION COPY

        28.     Consolidated Adjusted EBITDA (without duplication, F(1) + F(2) + F(3) +
                F(4) + F(5) + F(12) + F(25) + F(26) - F(27)):

                                                                                                  $___________

        29.     Consolidated Rental Payments:                                                     $___________

        30.     Consolidated Cash Interest Expense:                                               $___________

        31.     Aggregate amount of scheduled principal payments attributable to Capital
                Leases of Company and its Subsidiaries:
                                                                                                  $___________

        32.     Consolidated Fixed Charges (without duplication, F(29) + F(30) + F(31)):
                                                                                                  $___________

        33.     Fixed Charge Coverage Ratio (F(28) + F(29):F(32)):
                                                                                                  ____:1.00

        21.     Minimum Fixed Charge Coverage Ratio required under subsection 7.6A:
                                                                                                  ____:1.00


G. MAXIMUM LEVERAGE RATIO (for the [two-] [three-] Fiscal Quarter period ending on [January 28, 1996] and [April 21, 1996], respectively, and for all subsequent dates, for the four-Fiscal Quarter period ending ______________, _______ ("APPLICABLE PERIOD")).

      1.      Maximum Leverage Ratio Multiplier:

                (a)      for the two-Fiscal Quarter period ending January 28, 1996:
                                                                                                  1.857

                (b)      for the three-Fiscal Quarter period ending April 21, 1996:
                                                                                                  1.300

                (c)      for any other accounting period:                                         1.000

        2.      Consolidated Total Debt as of the last day of the Applicable Period:
                                                                                                  $____________

        3.      Consolidated Adjusted EBITDA (F(28) above):
                                                                                                  $____________

        4.      Leverage Ratio (G(2): G(3) x G(1)):                                               ____:1.00





                                                                 THIRD AMENDMENT
                                        Annex B-19                EXECUTION COPY

        5.      Maximum Leverage Ratio permitted under subsection 7.6B:
                                                                                                  ____:1.00


H. MINIMUM CONSOLIDATED ADJUSTED EBITDA (for [two-] [three-] Fiscal Quarter period ending on [January 28, 1996] and [April 21, 1996], respectively, and for all subsequent dates, for the four-Fiscal Quarter period ending ______________, ______________).

        1.      Consolidated Adjusted EBITDA (F(28) above):
                                                                                                  $___________

        2.      Minimum Consolidated Adjusted EBITDA required under subsection 7.6D:
                                                                                                  $___________


I.      MINIMUM CONSOLIDATED NET WORTH

        1.      Capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficits) of Company and its Subsidiaries as of the last day of the current Fiscal Quarter:

                                                                                                  $___________

        2.      After tax impact (if any) of the cumulative amount of Restructuring
                Charges incurred or reflected subsequent to the Closing Date as of the last day of the current Fiscal Quarter:

                                                                                                  $___________

        3.      Lesser of (i) $50,000,000 and (ii) amount for the write-off of goodwill taken by Company and its Subsidiaries as of the last day of the current
                Fiscal Quarter:
                                                                                                  $___________

        4.      Net value of the capital stock of Holdings held by any employee stock ownership plan of Company or any of its Subsidiaries as shown on the consolidated balance sheet (to the extent not included in I(1)) as of the last day of the current Fiscal Quarter:


                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-20                EXECUTION COPY

        5.      After tax impact (if any) of the cumulative amount of Smith's-Related
                Restructuring Charges incurred or reflected subsequent to the Closing
                Date as of the last day of the current Fiscal Quarter:


                                                                                                  $___________

        6.      Consolidated Net Worth as of the last day of the current Fiscal Quarter
                (without duplication, I(1) + I(2) + I(3) + I(4) + I(5)):

                                                                                                  $___________

        7.      Minimum Consolidated Net Worth required under subsection 7.6C for such last day:
                                                                                                  $___________


J.      FUNDAMENTAL CHANGES

        1.      Aggregate fair market value of assets sold in Asset Sales made since the
                Closing Date permitted under subsection 7.7(xii):
                                                                                                  $___________

        2.      Maximum value of assets sold in Asset Sales since the Closing Date permitted under subsection 7.7(xii):
                                                                                                  $ 5,000,000


K.      CONSOLIDATED CAPITAL EXPENDITURES

        1.      Consolidated Capital Expenditures for Fiscal Year-to-date included in clause (i) of definition thereof:
                                                                                                  $___________

        2.      Aggregate amount of Consolidated Capital Expenditures constituting
                Development Investments permitted under subsection 7.3(vii) for Fiscal
                Year-to-date:

                                                                                                  $___________

        3.      Aggregate amount of principal amount of Indebtedness permitted under subsections 7.1(iii) and 7.1(viii) for Fiscal Year-to-date:

                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-21                EXECUTION COPY

        4.      Aggregate amount of sale-leaseback proceeds received from permitted sale-
                leaseback transactions occurring within 180 days of completion of store or acquisition of equipment to the extent of prior Consolidated Capital
                Expenditures for such store or equipment:


                                                                                                  $___________

        5.      Aggregate amount of expenditures not to exceed the proceeds of insurance, condemnation awards or indemnities so long as such expenditures were made to replace or repair damaged assets within 18 months of occurrence of damage or loss:


                                                                                                  $___________

        6.      Consolidated Capital Expenditures for Fiscal Year-to-date as defined (for period from Closing Date to January 28, 1996, K(1) minus (K(2) + K(5));
                                                                   -----
                for subsequent periods, K(1) minus (K(2) + K(3) + K(4) + K(5))) [Measure
                                             -----
                compliance against K(24)]:


                                                                                                  $___________

        7.      Maximum Consolidated Capital Expenditures Amount for such Fiscal Year (as set forth on table in subsection 7.8):

                                                                                                  $___________

        8.      Maximum Consolidated Capital Expenditures Amount for the previous Fiscal
                Year (as set forth on table in subsection 7.8):

                                                                                                  $___________

        9.      For FY 1997, 1998 and 1999 only, aggregate amount of Consolidated
                Adjusted EBITDA for the immediately preceding Fiscal Year:

                                                                                                  $___________

        10.     For FY 1997, 1998 and 1999 only,  Consolidated Adjusted EBITDA for the four Fiscal Quarters of such immediately preceding Fiscal Year, as set forth on table in subsection 7.6C:

                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-22                EXECUTION COPY

        11.     Earned Additional Capital Expenditures Amount (K(9) - K(10), but in no
                event more than $25,000,000 for FY 1997, $30,000,000 for FY 1998 and
                $30,000,000 for FY 1999):

                                                                                                  $___________

        12.     Maximum Consolidated Capital Expenditures Amount for such Fiscal Year (as set forth on table in subsection 7.8), as adjusted by Earned Additional
                Capital Expenditures Amount, if any (K(7) + K(11)):


                                                                                                  $___________

        13.     Maximum Consolidated Capital Expenditures Amount for the previous Fiscal
                Year (as set forth on table in subsection 7.8), as adjusted by Earned
                Additional Capital Expenditures Amount, if any (K(8) + K(11)):


                                                                                                  $___________

        14.     Maximum Consolidated Capital Expenditures Amount for the previous Fiscal
                Year (as set forth on table in subsection 7.8), as adjusted in accordance with the first proviso in subsection 7.8:

                                                                                                  $___________

        15.     Aggregate amount of Consolidated Capital Expenditures incurred during the previous Fiscal Year:
                                                                                                  $___________

        16.     Amount permitted to be carried-forward from previous Fiscal Year (for
                Fiscal Years 1995 and 1996, zero; for any Fiscal Year thereafter, the lesser of (a) K(14) -  K(15) and (b) 15% of K(13)):

                                                                                                  $___________

        17.     Amount permitted to be utilized from following Fiscal Year (5% of Maximum
                Consolidated Capital Expenditures Amount for following Fiscal Year as set forth on table in subsection 7.8):

                                                                                                  $___________





                                                                 THIRD AMENDMENT
                                        Annex B-23                EXECUTION COPY

        18.     Maximum aggregate amount permitted to be carried-forward and/or utilized for current Fiscal Year from the following Fiscal Year (for Fiscal Year
                1996, zero; for any Fiscal Year thereafter, the lesser of (a) K(16) +
                K(17) and (b) 15% of K(12)):


                                                                                                  $___________

        19.     Lesser of (a) $15,000,000 and (b) the aggregate amount of proceeds (other than insurance proceeds, condemnation awards and indemnity payments)
                received from Asset Sales during the Fiscal Year (other  than Asset Sales of Selected Assets made  in FY 1996 and first two 1997 Fiscal  Quarters)
                to the extent reinvested in new  stores or construction or remodeling of stores within 270 days of receipt:



                                                                                                  $___________

        20.     Aggregate amount of current Fiscal Year's amount that was carried back and utilized in the previous Fiscal Year pursuant to clause (iii) of the first proviso in subsection 7.8:

                                                                                                  $__________

        21.     For Fiscal Year 1997 only, 50% of the first $50,000,000 of Selected Asset
                Proceeds:
                                                                                                  $__________

        22.     For Fiscal Year 1997 only, 25% of the first $100,000,000 of Initial Debt
                Proceeds:
                                                                                                  $__________

        23.     Lesser of (a) $25,000,000 and (b) aggregate amount of the permitted percentage of Selected Asset Proceeds and Initial Debt Proceeds (K(21) +
                K(22)):

                                                                                                  $__________





                                                                 THIRD AMENDMENT
                                       Annex B-24                 EXECUTION COPY

        24.     Maximum Consolidated Capital Expenditures for current Fiscal Year permitted under subsection 7.8 (for FY 1997 only, K(7) + K(18) + K(19) -
                K(20) + K(23); commencing with FY 1998 and thereafter, K(7) + K(18) +
                K(19) - K(20)):


                                                                                                  $__________


L.      LEASES

        1.      Aggregate amount paid or payable under all Capital Leases during the current Fiscal Year (net of sublease income):
                                                                                                  $___________

        2.      Aggregate amount paid or payable under all Operating Leases during the current Fiscal Year (net of sublease income):
                                                                                                  $___________

        3.      Maximum aggregate amount paid or payable under all Capital Leases and
                Operating Leases for current Fiscal Year permitted under subsection 7.9:

                                                                                                  $___________


M.      TRANSACTIONS WITH SHAREHOLDERS AND AFFILIATES

        1.      Aggregate principal amount of loan made by Company to Ralphs Grocery
                Company Investment Corporation on the Closing Date permitted under subsection 7.12(xi):
                                                                                                  $___________

        2.      Maximum aggregate principal amount of such loan permitted under subsection 7.12(xi):
                                                                                                  $  5,000,000





                                                                 THIRD AMENDMENT
                                        Annex B-25                EXECUTION COPY

                                    ANNEX C

                                   SCHEDULE I

                Attached to and forming a part of the Pledge Agreement dated as of June 14, 1995, by and among Ralphs Grocery Company (as legal successor to Food 4 Less Supermarkets, Inc.), Falley's Inc., Cala Co., Food 4 Less of Southern California, Inc., Bay Area Warehouse Stores, Inc., Cala Foods, Inc., Bell Markets, Inc., Alpha Beta Company, Food 4 Less GM, Inc., Food 4 Less Merchandising, Inc., Food 4 Less of California, Inc., and Crawford Stores, Inc., as Pledgors, and Bankers Trust Company, as Secured Party.

                                     PART A

                                 PLEDGED SHARES

  PLEDGOR              STOCK ISSUER          CLASS OF      STOCK        PAR       NUMBER OF    PERCENTAGE OF
  -------              ------------          --------      -----        ---       ---------    -------------
                                              STOCK      CERTIFICAT    VALUE       SHARES      SHARES ISSUED
                                              -----      ----------    -----       ------      -------------
                                                           E NO.                                    AND
                                                           -----                                    ---
                                                                                                OUTSTANDING
                                                                                                -----------
                                                                                                REPRESENTED
                                                                                                -----------
                                                                                                 BY PLEDGE
                                                                                                 ---------
                                                                                                   SHARES
                                                                                                   ------
  Ralphs Grocery       Falley's, Inc.                   No. 4
  Company                                   Common                    $0.50      1,000         100%


          "            Cala Co.             Common      No. 3         $0.01      1,000         100%
          "            Food 4 Less of
                       Southern             Common      No. 1         $0.01      1,000         100%
                       California, Inc.

          "            Crawford Stores,
                       Inc.                 Common      No. 1         No Par     100           100%


  Food 4 Less of       Alpha Beta Company
  Southern                                  Common      No. 3*        No par     1,000         100%
  California, Inc.
  Alpha Beta           Food 4 Less GM,
                       Inc.                 Common      No. 1         No par     1,000         100%


          "            Food 4 Less
                       Merchandising,       Common      No. 1         No par     1,000         100%
                       Inc.

          "            Food 4 Less of       Common      No. 4         No par     1,000         100%
                       California, Inc.
  Cala Co.             Bay Area Warehouse
                       Stores, Inc.         Common      No. 1         No par     1,000         100%






* The stock of Alpha Beta pledged at closing was represented by stock certificate number 2 of The Boys Market (successor by merger to Alpha Beta and subsequently renamed Alpha Beta). Following the Closing, certificate number 2 was cancelled and replaced by a new certificate number 3 with the Alpha Beta name to avoid future confusion.

                                                                 THIRD AMENDMENT
                                        Annex C-1                 EXECUTION COPY

          "            Bell Markets, Inc.   Common      No. J         $10.00     7,200         48.9%

          "            Cala Foods, Inc.     Common      No. 179       No par     400,000       100%


                                     PART B

                                  PLEDGED DEBT


           PLEDGOR                            DEBT ISSUER                        AMOUNT OF INDEBTEDNESS
           -------                            -----------                        ----------------------
                              ASSOCIATED WHOLESALE GROCERS, INC. NOTES ("AWG")**
  Falley's                     AWG No. 12807                               $140,144.76

  Falley's                     AWG No. 21857                               $920,138.08

  Falley's                     AWG No. 22238                               $500,000.00
  Falley's                     AWG No. 22239                               $500,000.00

  Falley's                     AWG No. 22240                               $519,739.56

  Falley's                     AWG No. 22598                               $500,000.00
  Falley's                     AWG No. 22599                               $500,000.00

  Falley's                     AWG No. 22600                               $504,044.64

  Falley's                     AWG No. 22951                               $500,000.00
  Falley's                     AWG No. 22952                               $977,796.09

  Falley's                     AWG No. 23302                               $500,000.00

  Falley's                     AWG No. 23304                               $724,462.53
  Falley's                     AWG No. 23303                               $500,000.00

                                                DEVELOPER LOANS

  Alpha Beta Company           Loan to Channel Gateway, project AB-204     $4,082,227.22 as of the end of
                                                                           the first fiscal quarter of 1995
  Alpha Beta Company           Loan to Wilshire Place, a Limited           $4,296,060.80 as of the end of
                               Partnership, project AB-206                 the first fiscal quarter of 1995

  Food 4 Less of Southern      Loan to Midtown Shopping Center, project    $5,500,000.00 as of the end of
  California, Inc.             AB-207                                      the first fiscal quarter of 1995





** The AWG Notes are held by AWG as agent of possession for the Secured Party pursuant to that certain letter agreement dated as of June 14, 1995 by and among Secured Party, AWG and Falley's, in which Secured Party acknowledged the first priority of AWG's security interest in the AWG Notes.

                                                                 THIRD AMENDMENT
                                        Annex C-2                 EXECUTION COPY

  Alpha Beta Company           Loan to Vest Associates, project F4L-323    $1,750,000.00 and accrued
                               (note has not been delivered to Agent for   interest of $60,979.35 as of the
                               possession because it was lost; Agent       end of the first fiscal quarter
                               supplied with a Certificate of Lost Note)   of 1995.

  Ralphs Grocery Company       Loan to Kellog Associates, a California     $1,000,000.00
                               Limited Partnership (note has not been
                               delivered to Agent for possession because
                               it was lost; Agent supplied with a
                               Certificate of Lost Note)

  Ralphs Grocery Company       Loan to Ralphs Grocery Company Investment   $5,000,000.00
                               Corporation
  Ralphs Grocery Company       Loan to Hillcrest Promenade Associates      $3,000,000.00

  Ralphs Grocery Company       Ralphs Grocery Company and Subsidiaries     Principal amount from time to
  and Subsidiaries             Intercompany Note                           time outstanding

                                              LOANS TO EMPLOYEES
  Ralphs Grocery Company       Thomas Dahlen                               $40,000

  Ralphs Grocery Company       Tom Thomas                                  $10,000

  Ralphs Grocery Company       Darius Anderson                             $100,000

                                     LOANS TO EMPLOYEES FOR STOCK PURCHASE
  Ralphs Grocery Company       Darius Anderson                                $49,971.28

  Ralphs Grocery Company       William Arias                                  $10,000.00

  Ralphs Grocery Company       Bob Bermingham                                 $5,000.00
  Ralphs Grocery Company       Julie A. Blake                                 $5,300.00

  Ralphs Grocery Company       Mike Bollman                                   $15,000.00

  Ralphs Grocery Company       John Boyle                                     $25,000.00
  Ralphs Grocery Company       Mel Brown                                      $20,000.00

  Ralphs Grocery Company       William E. Cook                                $10,000.00

  Ralphs Grocery Company       Arthur Chavolla                                $5,300.00
  Ralphs Grocery Company       Tom Dahlen                                     $37,500.00

  Ralphs Grocery Company       Joe Ham                                        $12,500.00

  Ralphs Grocery Company       Harley DeLano                                  $50,000.00
  Ralphs Grocery Company       Daniel J. Deniz                                $10,000.00

  Ralphs Grocery Company       Lois Ennis                                     $5,000.00

  Ralphs Grocery Company       Dave Fernandez                                 $10,000.00





                                                                 THIRD AMENDMENT
                                        Annex C-3                 EXECUTION COPY

  Ralphs Grocery Company       Kay D. Cervantes (name changed to Kay D.       $5,300.00
                               Garbizo)

  Ralphs Grocery Company       Dave Hirz                                      $10,000.00

  Ralphs Grocery Company       Jack Hom                                       $10,000.00
  Ralphs Grocery Company       Darrel Ikeda                                   $5,300.00

  Ralphs Grocery Company       Loyal Ingersoll                                $10,000.00

  Ralphs Grocery Company       Larry Ishii                                    $25,000.00
  Ralphs Grocery Company       Jerry Jeran                                    $5,300.00

  Ralphs Grocery Company       Joseph Krol                                    $30,000.00

  Ralphs Grocery Company       Dennis Kyte                                    $5,300.00
  Ralphs Grocery Company       Mike Laddon                                    $5,300.00

  Ralphs Grocery Company       Joe Lizarraga                                  $20,000.00

  Ralphs Grocery Company       Raymond Loya                                   $4,500.00

  Ralphs Grocery Company       Greg Mays                                      $25,000.00
  Ralphs Grocery Company       Danny R. Nelson                                $10,000.00

  Ralphs Grocery Company       Edwin T. Newcomer                              $10,000.00

  Ralphs Grocery Company       Mark Orr                                       $25,000.00
  Ralphs Grocery Company       Virginia M. Rader                              $5,487.50

  Ralphs Grocery Company       Marion Rock                                    $5,300.00

  Ralphs Grocery Company       Tony Schnug                                    $50,000.00
  Ralphs Grocery Company       Charles A. Sharmann                            $10,000.00

  Ralphs Grocery Company       Robert J. Singer                               $10,000.00

  Ralphs Grocery Company       Orville Smith                                  $5,000.00
  Ralphs Grocery Company       John Standley                                  $25,000.00

  Ralphs Grocery Company       Sandy Steven                                   $5,300.00

  Ralphs Grocery Company       Tom Thomas                                     $10,000.00
  Ralphs Grocery Company       Ira Tochner                                    $25,000.00

  Ralphs Grocery Company       George Tucker                                  $25,000.00

  Ralphs Grocery Company       Dave White                                     $25,000.00
  Ralphs Grocery Company       William Widener                                $4,000.00





                                                                 THIRD AMENDMENT
                                        Annex C-4                 EXECUTION COPY